As filed with the Securities and Exchange Commission on April 30, 2021

Registration Nos.	333-239739
811-04328

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]

Pre-Effective Amendment No. __                    [   ]

Post-Effective Amendment No.  1                   [X]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

Amendment No. 49                                          [X]

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
(SEPARATE ACCOUNT B)
(Exact Name of Registrant)

NASSAU LIFE INSURANCE COMPANY
(Name of Depositor)

One American Row, Hartford, Connecticut 06103

(Address of Depositor’s Principal Executive Offices) (Zip Code)

860-403-5000
(Depositor’s Telephone Number, including Area Code)

The Corporation Trust Company (CT Corp)
1209 N Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

Copies of all communications to:

Kostas Cheliotis	Dodie C. Kent, Esq.
Vice President, General Counsel, Secretary	Partner
Nassau Re	Eversheds Sutherland (US) LLP
One American Row	1114 Avenue of the Americas, 40th Floor
P.O. Box 5056, Hartford, CT 06102	New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[   ] immediately upon filing pursuant to paragraph (b) of Rule 485.
[X] on May 1, 2021 pursuant to paragraph (b) of Rule 485.
[   ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[   ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in First Investors Life Level Premium Variable Life Insurance (Separate Account B) supporting variable life insurance policies.

The Insured Series Policy

A Level Premium Variable Life Insurance Policy
Administrative Office
Regular Mail: P.O. Box 22012, Albany, New York 12201
Overnight Mail: 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061
Phone Number: 1-800-832-7783 (9:00 A.M. and 5:00 P.M., Eastern Time)
Fax: 1-321-400-6316
Website: www.nfg.com

Offered By Nassau Life Insurance Company Through First Investors Life Level Premium Variable Life Insurance Separate Account B.

This prospectus describes an individual Level Premium Variable Life Insurance Policy (the "Policy") formerly offered by Nassau Life Insurance Company ("NNY," "We," "Us" or "Our") through First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B” or “Separate Account”). We also call the Policy Our "Insured Series Policy" or "ISP." New Policies are not currently being offered for sale. Existing Policyowners (“You”) may continue to make additional payments under their respective Policy.

Please read this prospectus and keep it for future reference. It contains important information that You should know. The premiums under this Policy are invested in Subaccounts of Separate Account B that invest in certain series of the Delaware VIP® Trust (the “VIP Series”) or the Goldman Sachs Variable Insurance Trust. Throughout this prospectus, we refer to these underlying mutual funds as “Funds”. This prospectus is accompanied by the current Fund prospectuses.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NNY does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the Funds. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. NNY does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by NNY.

The date of this prospectus is May 1, 2021.

CONTENTS

SUMMARY OF BENEFITS AND RISKS OF THE POLICY	3
Policy Benefits	3
Policy Risks	4
Risks of the Funds	6
FEE TABLES	7
DESCRIPTION OF THE POLICY	11
Who We Are and How to Contact Us	11
The Funds	12
How The Policy Works	14
Policy Application Process	14
Premiums	15
Allocation of Net Premiums to Investment Options	16
The Death Benefit	19
Cash Value	20
Settlement Options	24
Optional Insurance Riders	24
Other Provisions	25
Charges and Expenses	29
Periodic Charges Deducted from the Subaccount Value	30
FEDERAL TAX INFORMATION	32
Policy Proceeds	32
Surrenders and Loans	32
OTHER INFORMATION	36
Voting Rights	36
Reports	37
Financial Statements	37

SUMMARY OF BENEFITS AND RISKS OF THE POLICY

This summary outlines the important benefits and risks associated with the Policy. More detailed information about the Policy follows the summary.

POLICY BENEFITS

Under the Policy, You pay a fixed premium amount each year for 12 years. The premium amount is based upon the guaranteed minimum death benefit, the Insured’s underwriting classification, premium payment frequency, and other factors. We guarantee that You will not pay premiums beyond 12 years and that Your premium payment will not increase. If You change Your premium payment schedule after Your Policy has been issued, the premium amount will be adjusted to correspond with Your new schedule.

The net amount of each premium remaining after deduction of the costs of insurance and other Policy charges is invested in one or more Subaccounts which, in turn, invest in corresponding Funds of the VIP Series or in the Goldman Sachs Government Money Market Fund.

Permanent Insurance Protection

The Policy is designed to provide You with permanent insurance protection. You pay Your premiums for 12 years. After that, the Policy remains in force for the life of the Insured unless You choose to surrender Your Policy, or You borrow against it to an extent that causes it to lapse.

Upon the death of the Insured, the Policy’s death benefit will be paid to the named beneficiary. The amount of the death benefit may increase above the Policy’s guaranteed minimum death benefit (usually known as “face amount”) based upon the investment experience of the Subaccounts You select. However, the death benefit is guaranteed never to be less than the Policy’s guaranteed minimum death benefit (reduced by any outstanding Policy loans, accrued interest, partial surrenders and unpaid premiums). The death benefit may also be increased by purchasing an optional rider for an additional premium amount.

Tax Benefits

Under current tax law,

■   any growth in the Policy’s cash value is not subject to federal income tax until You withdraw it from the Policy;

■   the death benefit paid to the named beneficiary is generally free of federal income tax;

■   reallocations among Subaccounts are not taxable events for purposes of federal income tax; and

■   Policy loans are generally not taxable.

Investment Options

You may allocate Your net premiums among any of the eleven (11) Subaccounts We offer under the Policy as long as each allocation is at least 10% of the premium. Each Subaccount invests in an underlying Fund that is professionally managed and has different investment objectives, policies and risks. Your cash value (see “Cash Value”) and variable insurance amount (see “The Variable Insurance Amount”) will fluctuate based on the performance of the Funds You select.

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Twice each Policy year, You may change Your Subaccount allocations. If You do so, both Your existing cash value and Your future premium payments will be allocated according to the new percentages, unless You direct Us otherwise.

Policy Loans

You may borrow up to 75% of the cash value during the first three Policy years and up to 90% of the cash value thereafter, if You assign Your Policy to Us as sole security. While the receipt of the principal of a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

Surrenders

You may surrender the Policy at any time while the Insured is living. A surrender is a taxable event. The amount payable will be the cash value less any outstanding loan balance, including any accrued loan interest (“Surrender Value”). You may surrender a portion of the Policy’s cash value on any Policy anniversary provided You meet Our requirements. Partial surrenders are not permitted if You have an outstanding Policy loan. Partial surrenders may have adverse tax consequences and will reduce the guaranteed minimum death benefit and the death benefit.

Optional Insurance Riders

Subject to availability in Your state, We offer at issue several optional insurance riders to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply. You may terminate a rider at any time and Your premium will be adjusted accordingly.

The optional riders include:

■   Accidental Death Benefit

■   12-year Level Term

■   Waiver of premium

POLICY RISKS

Need for Insurance

Because of the insurance costs, the Policy is not suitable for You unless You need life insurance. If You have no need for life insurance, You should consider a different type of investment.

Need for a Long-Term Commitment

You will generally lose money if You fail to make all premium payments required during the 12-year period. The Policy, therefore, involves a long-term commitment on Your part, and You should have the intention and financial ability to make all the required premium payments. It should not be used as a short-term savings vehicle. It is not like a systematic investment plan of a mutual fund.

If You choose to pay Your premiums in installments, Your premiums will increase with the increased frequency of Your payments but the net premium available for investment does not increase by the amount Your premium increased.

Investment Risks

The Policy is different from fixed-benefit life insurance because You bear investment risks. The death benefit and cash value will increase or decrease as a result of the investment experience of the Subaccounts You select. Since Policy fees and charges are deducted from the Policy’s cash value, the deduction will have a greater negative impact on the cash value and death benefit during periods of poor investment performance. However, the guaranteed minimum death benefit is never reduced based on negative performance of the Subaccounts.

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Tax Risks

Please consult with Your tax adviser before making any changes in Your Policy and for assistance on tax matters affecting the Policy.

Limitations on Reallocations

You are limited to two reallocations each Policy year of the Policy’s cash value among the Subaccounts and each of those Subaccounts may have no less than a 10% allocation. We will not automatically rebalance Your Policy’s cash value to Your designated percentage allocations. Unless You request a reallocation to maintain Your allocations, You may end up with a riskier allocation than You intended. Once You have reallocated twice in a Policy year You will be unable to make further reallocations to reduce Your investment risk.

Policy Loans

If You decide to take Policy loans, the loans may reduce the death benefit and cash value of Your Policy whether or not You repay because they may undermine the growth potential of Your Policy. The receipt of the principal of a Policy loan is generally not taxable income. However, a Policy loan may be taxable (to the extent it exceeds Your premium paid) if it is outstanding at the time You surrender Your Policy. A Policy loan may also be taxable (to the extent of income in the Policy) if Your Policy becomes a modified endowment contract (“MEC”), as a result of a material change that You may make to the Policy. See “Federal Tax Information – Surrenders and Loans” for more information. A Policy loan may also be taxable if it results in a termination or lapse of the Policy or an election of a continued insurance option (i.e., extended term or reduced paid up insurance). This could occur if market conditions caused the cash value of the Policy to fall below the outstanding loan amount.

Surrenders and Other Material Changes

You should only purchase the Policy if You have the financial ability to keep it in force for the 12 years in which Your premiums are payable. You should not purchase the Policy if You foresee surrendering all or part of the Policy’s cash value. We generally do not recommend that You take a partial surrender of Your Policy or make other material changes to the Policy within the first seven years. If You take a partial surrender from Your Policy, reduce the face amount of the Policy, eliminate a rider, or make any other material change in the Policy after it is issued, this may convert the Policy into a MEC. This can have adverse tax consequences to You.

Risk of Lapse

Your Policy may lapse if You fail to pay Your premiums or Your loans exceed the cash value. However, if You do not elect one of the continued insurance options, We will automatically purchase continued insurance with the Policy’s cash value. This may delay but not avoid the lapse of Your Policy.

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General Account Risk

The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Any guarantees under Your Policy that exceed Your Policy cash value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Policy cash value are subject to Our financial strength and claims-paying ability.

How to Obtain More Information

We encourage Policyowners to read and understand Our financial statements. Our audited financial statements, as well as the audited financial statements of the Separate Account, are located in the Statement of Additional Information. See “FINANCIAL STATEMENTS” for instructions on how to obtain the Statement of Additional Information free of charge.

RISKS OF THE FUNDS

You bear the investment risk of the Funds underlying the Subaccounts You select. The investment objectives, principal investment strategies, and principal risks of the Funds are described in the Fund prospectuses. There is no guarantee that any of the Funds will achieve its stated investment objective.

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FEE TABLES

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The optional rider premiums and cost of insurance charges shown may not be representative of what You will pay because these charges are based on the Insured’s age, sex and underwriting class (standard or non-standard class). Your Policy will be accompanied by an illustration based on Your annual premium and guaranteed minimum death benefit as determined by the Insured’s age, sex, underwriting classification, payment frequency and optional riders You selected. This hypothetical illustration shows the potential future benefits using assumed rates of investment return.

The table below describes the transaction fees and expenses that You will pay for the 12 years You pay premiums. The minimum charge indicated is based on the lowest rate for Our standard underwriting class. The maximum charge indicated is based on the highest possible charge at issue for Our non-standard underwriting class (unless otherwise specified) up to Our maximum issue age for this class.

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Transaction Fees
Charge	When Charge is Deducted(1)	Amount Deducted
Maximum Premium Charge	Upon premium payment	Year 1	30% of premium
Percentage Imposed on		Years 2 to 4	10% of premium
Premiums (Load)		Years 5 to 12	6% of premium
Premium Tax Charge	Upon premium payment	2% of premiums
Maximum Deferred Sales	Not Charged	NONE
Charge (Load)
Other Surrender Fees	Not Charged	NONE
Transfer Fees	Not Charged	NONE
First Year Charge	Upon payment of first year	$5 per $1,000 of the guaranteed
	premium	minimum death benefit
Annual Administrative Charge	Upon premium payment	$30 standard class
$45 non-standard class
Risk Charge	Upon premium payment	1.5% of premiums
Installment Payment	Upon premium payment	Annual: 0% increase in premium
Premium(2)		Semi-annual: 2% increase in
premium
Quarterly: 4% increase in premium
Monthly: 5.96% increase in
premium
Optional Rider Premiums(3)		Per $1,000 face amount of rider:
Accidental Death(4)	Upon premium payment	Minimum: $1.75
Maximum: $2.63
Standard case(5): $1.75
12 Year Level Term without	Upon premium payment	Minimum: $0.68
Premium Waiver		Maximum: $16.39
Standard case(5): $1.02
12 Year Level Term(6) with	Upon premium payment	Minimum: $0.83
Premium Waiver		Maximum: $12.70
Standard case(5): $1.12
Premium Waiver	Upon premium payment	Minimum: $0.04
Maximum: $6.00
Standard case(5): $0.09

(1) The table assumes that premiums are paid at issue and then on each Policy anniversary. If You pay Your premium on an installment basis over the course of a Policy year, the charges which are premium-based will be prorated over those payments.

(2) This charge is added to the base premium then deducted. A portion of this charge is allocated under Your Policy to Your selected Subaccounts so that We can match Our assumptions about Your premiums to provide the guaranteed minimum of Your death benefit.

(3) The amount of the added premium is determined by the applicable insurance rates based upon the Insured’s age, sex and underwriting classification.

The premiums disclosed above may not be representative of the premium You will actually pay. You may obtain more information about the premiums You will incur by contacting Your registered representative.

(4) The benefit may not exceed $200,000 less all of the Insured’s accidental death benefit coverage in all other insurance companies.

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(5) The standard case is based on Our representative Insured which has been identified as Our most frequent Policy purchaser is a male, age 25 at the time the Policy is issued, and is in Our standard underwriting class.

(6) The 12 year level term rider is not available to those in a non-standard underwriting class.

The table below describes the fees and expenses that You will pay periodically during the time that You own the Policy, not including fees and expenses of the underlying Funds. We deduct these charges from Your cash value. The minimum charge indicated is based on the lowest rate for Our standard underwriting class. The maximum charge indicated is based on the highest possible charge at issue for Our non-standard underwriting class (unless otherwise specified) up to Our maximum issue age for this class.

Periodic Charges Other Than Fund Operating Expenses(1)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance(2)	Last Day of Policy Year	Minimum: $0.68 per $1,000 on the
net amount at risk (NAR)
Maximum: $14.38 per $1,000 on the
NAR(3)
Standard case(4) with $51,908
guaranteed minimum death benefit:
$1.75 per $1,000 NAR
Mortality and Expense Risks	Daily	Effective annual rate of 0.50% of Your
Charge		Subaccount asset value
Net Policy Loan Interest	Policy Anniversary	2% of the outstanding loan(5)
Income tax charge(6)	Not charged	None deducted

(1) Does not include operating fees and expenses of the Funds.

(2) Your cost of insurance charges will be determined by the insurance rates applicable to Your Policy based upon the Insured’s age and sex, as well as the net amount of the insurance that is at risk (NAR). As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your registered representative.

(3) The charge indicated is the maximum rate We can deduct for the first year cost of insurance charge.

(4) The standard case is based on Our representative Insured, which has been identified as Our most frequent Policy purchaser. This is a male, age 25 at the time the Policy is issued, and is in Our standard underwriting class. There is no difference in the cost of insurance between the standard and nonstandard class.

(5) The Policy loan interest rate is 6%. However, because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.

(6) We reserve the right to impose this charge if We incur taxes attributable to Separate Account B.

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The next table below describes the range of fees and expenses for the Funds that You will indirectly pay during the time that You own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses as of December 31, 2020. These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the Fund prospectuses.

Total Annual Fund Operating Expenses
	Minimum	Maximum
Range of expenses that are deducted from Fund assets,	0.21%	1.06%
including management fees and other expenses.

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DESCRIPTION OF THE POLICY

WHO WE ARE AND HOW TO CONTACT US
Nassau Life Insurance Company

NNY, with its home office at One American Row, Hartford, Connecticut 06103, is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

NNY is part of Nassau Financial Group L.P. (the “Nassau Group”). NNY has been operating as an insurance company since 1851. It was acquired by the Nassau Group in 2016. Other affiliates of NNY include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the Policies, and the Nassau Companies of New York, which provides administrative services for the Policies.

Prior to July 8, 2020, the issuer of the Policy was Foresters Life Insurance and Annuity Company (“FLIAC”). As previously disclosed, NNY entered into an agreement with FLIAC whereby NNY would purchase FLIAC. The acquisition of FLIAC by NNY was completed on July 1, 2020. Following the acquisition, on July 8, 2020, FLIAC merged with and into NNY, with NNY as the surviving company (the “Merger”). Upon completion of the Merger, FLIAC’s corporate existence ceased by operation of law. As the surviving company, NNY assumed all the rights, duties and obligations of FLIAC, including those related to the Separate Account. The Separate Account became a separate account of NNY. NNY assumed legal ownership of the assets of the Separate Account and responsibility for the liabilities and obligations of all outstanding Policies. The Merger did not affect the terms of, or the rights and obligations under, the Policies other than to change the insurance company that provides Policy benefits from FLIAC to NNY. The Policies continue to be funded by the Separate Account. Policy values did not change as a result of the Merger. No additional charges were imposed and no deductions were made as a result of the Merger. The Merger did not have any tax consequences for Policyowners.

For information or service concerning a Policy, You may contact Us in writing at Our Administrative Office at P.O. Box 22012, Albany, New York 12201 (or 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061 for overnight mailings). You may also call Us at 1-800-832-7783 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time, or fax Us at 1-321-400-6316. You may also contact Us through Our website at www.nfg.com.

You should send any payments, notices, elections or requests (including requests for Fund prospectuses), as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No payment, notice, election, request or documentation will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account B
We established Separate Account B on June 4, 1985, under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

We segregate the assets of Separate Account B from the assets in Our General Account (the “General Account”). The assets of Separate Account B fall into two categories: (1) assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account B. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account B.

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All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account B are credited to or charged against Separate Account B without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B. Any guarantees under Your Policy that exceed Your Policy cash value (such as those that may be associated with the death benefit) are paid from Our General Account. Any such amounts that We are obligated to pay in excess of Your Policy cash value are subject to Our financial strength and claims-paying ability. Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You.

Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay You any capital distributions from the Policies.

THE FUNDS
The Delaware VIP Trust and the Goldman Sachs Variable Insurance Trust are open-end management investment companies registered with the SEC under the 1940 Act. The VIP Series consists of a variety of separate series, ten (10) of which are available to Policyowners. The Goldman Sachs Variable Insurance Trust also consists of a variety of separate series, of which the Goldman Sachs Government Money Market Fund is available to Policyowners. Each of the Funds offers its shares only through the purchase of a Policy or another variable life or variable annuity contract issued by NNY or other insurance companies. The VIP Series and the Goldman Sachs Government Money Market Fund reserve the right to offer shares to other separate accounts or directly to Us.

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Although some of the Funds may have similar names, the same portfolio manager(s) and same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees, so their performances will vary from the other mutual funds. The Funds are selected to provide a range of investment options from conservative to more aggressive investment strategies. Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), is the investment adviser of the VIP Series. DMC has retained the Smith Asset Management Group, L.P. to serve as the subadviser of the Delaware VIP Growth Equity Series. In addition, DMC may seek investment advice, recommendations and/or allow security trades on its behalf for Funds in the VIP Series by certain of its affiliates which have specialized market knowledge in relevant areas and which it has engaged as a subadvisor to Funds in the VIP Series. These affiliated subadvisors include, Macquarie Investment Management Austria Kapitalanlage AG with respect to the Delaware VIP Fund For Income Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Investment Management Global Limited with respect to the Delaware VIP Fund For Income Series, Delaware VIP Equity Income Series, Delaware VIP Growth and Income Series, Delaware VIP Opportunity Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Special Situations Series, Delaware VIP International Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Investment Management Europe Limited with respect to the Delaware VIP Fund For Income Series, Delaware VIP Limited Duration Bond Series, and Delaware VIP Investment Grade Series; Macquarie Funds Management Hong Kong Limited with respect to the Delaware VIP Opportunity Series, Delaware VIP Special Situations Series, and Delaware VIP International Series. Goldman Sachs Asset Management, L.P. serves as the investment adviser to the Goldman Sachs Government Money Market Fund. See the Fund prospectuses for more information about the investment advisers and subadvisers.

The following table includes the investment objective for each Fund that is available under the Policy. There is no guarantee that any of the Funds will achieve its stated objective. There is a Subaccount with a similar name as its corresponding underlying Fund. The following table also identifies the Subaccount that corresponds with each Fund. You bear the entire investment risks of the Funds You select. The degree of investment risk You assume will depend on the Subaccounts You select. You should consider Your allocation carefully. The investment objectives, principal investment strategies, principal risks and management of the Funds are described in the Funds prospectuses, which You should read carefully before investing. You may obtain a prospectus for a Fund by writing to Our Administrative Office at P.O. Box 22012, Albany, New York 12201 (or 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061 for overnight mailings), calling Us at 1-800-832-7783 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time, or faxing Us at 1-321-400-6316.

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Subaccount	Fund	Investment Objective
Equity Income Subaccount	Delaware VIP Equity Income Series	Total return.
Fund For Income Subaccount	Delaware VIP Fund For Income Series	High current income.
Growth and Income Subaccount	Delaware VIP Growth and Income Series	Long-term growth of capital and current income.
International Subaccount	Delaware VIP International Series	Long-term capital growth.
Investment Grade Subaccount	Delaware VIP Investment Grade Series	A maximum level of income consistent with investment primarily in investment grade debt securities.
Limited Duration Bond Subaccount	Delaware VIP Limited Duration Bond Series	Current income consistent with low volatility of principal.
Opportunity Subaccount	Delaware VIP Opportunity Series	Long-term capital growth.
Growth Equity Subaccount	Delaware VIP Growth Equity Series	Long-term growth of capital.
Special Situations Subaccount	Delaware VIP Special Situations Series	Long-term growth of capital.
Total Return Subaccount	Delaware VIP Total Return Series	Sustainable current income with potential for capital appreciation with moderate investment risk.
Government Money Market Subaccount	Goldman Sachs Government Money Market Fund	Maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

HOW THE POLICY WORKS
The Policy is described as "variable" because the amount of Your death benefit, cash value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) that You select. You bear the entire investment risk with respect to the Policy's cash value, which could decline to zero. However, the death benefit will never be less than the guaranteed minimum death benefit (adjusted for loans, loan interest and partial surrenders), if You pay all Your premiums. We offer eleven (11) Subaccounts, from which You may select.

The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made.

POLICY APPLICATION PROCESS
To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before approving an application, We conduct underwriting to determine the proposed Insured's insurability. If Your application is approved, We will credit Your Policy with the initial premium on the date that the Policy is issued. Until such time, Your initial premium is held in the General Account, during which time it may earn interest. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any applications for any reason. The Insured will be covered under the Policy as of the Policy’s issue date.

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PREMIUMS
The Policy premiums are "level" because You pay the same amount each year for 12 years. We cannot increase the amount of Your premiums or extend the premium payment period. If You change Your premium payment schedule after Your policy has been issued, the premium amount will be adjusted to correspond with Your new schedule, as discussed below. After You have made the scheduled payments for 12 years, the Policy will stay in force for the life of the Insured unless You decide to surrender it or You borrow against it to the extent that it lapses. When referring to the life of the Insured, We mean up to a maximum age of 120.

The Amount of Your Premiums
The premium You pay is determined by the amount of guaranteed minimum death benefit, the underwriting classification of the Insured, the frequency of Your payments and any riders You have selected. We cannot increase this premium amount. However, there is an additional premium charge if You ask Us to accept Your premiums on an installment basis (see “Charges and Expenses”). We have a $600 minimum annual premium requirement for issue ages 15 and over (which does not include additional premiums for any riders that You may select other than Waiver of Premium) and a $300 minimum annual premium requirement for issue ages 0-14.

We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed minimum death benefit exceeds the death benefit payable without such guarantee. In setting premium rates, We took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to Our surplus.

The Frequency of Your Payments
You pay premiums under the Policy for 12 years. Premium payments are due on or before the due dates at Our Administrative Office. If You pay early, We will place Your premium payment in Our General Account and, on the day that it is due, We will allocate the premium to the Subaccount(s) that You have selected.

If Your annual premium is $600 or more, You may choose to pay Your premiums on an installment basis - - i.e., on a semi-annual, quarterly or monthly basis. If You do not pay Your premiums on an annual basis, You will be subject to an additional premium charge to pay in installments. As a result, Your premium amounts will be higher, but the net amount allocated to Subaccounts will not increase by the amount the premium increases.

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If You select to pay premiums monthly, You will pre-authorize Us to electronically deduct premiums from Your bank account (“Lifeline”). We are not liable for any bank charges You may incur if You fail to maintain a sufficient balance in Your bank account to pay the premiums. To change the frequency of Your premium payment, You must notify Us prior to Your next premium due date, which coincides with the new frequency premium due date. We will then recompute Your premium amount and bill You accordingly.

Automatic Premium Loans to Pay Premiums
You may elect in a written request to Our Administrative Office to have the premium paid by an automatic loan against the Policy. Under the automatic premium loan provision, any premium not paid before the end of the grace period (31 days after a missed premium due date) is paid by an automatic loan against the Policy.

You may elect the automatic loan provision only if Your premium is not in default and the resulting Policy loan and loan interest to the next premium due dates do not exceed the maximum loan value of Your Policy (see "Policy Loans"). You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when We receive it at Our Administrative Office.

ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS
When You purchase a Policy, You select the percentage of the net premium (premium less deductions) (see "Charges And Expenses") to allocate among the Subaccounts of Separate Account B. However, You must allocate at least 10% of the net premium to each Subaccount You select. Subsequent premiums will be allocated according to this allocation unless You request a reallocation of the assets attributable to Your Policy. The net premium is credited to Your Policy on the Policy's issue date and on each premium due date thereafter, whether or not You have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.

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The net amount which is invested in the Subaccounts You select will generally increase over time, as charges and expenses decline. Thus, as time goes by, more of Your premium will be invested. As an example, the following charts illustrate the amount We would allocate to the Subaccount(s) for a 25-year-old male (standard class) with a guaranteed minimum death benefit of $51,908 and a gross annual premium of $1,200 over 12 years:

Reallocating Your Cash Value among Subaccounts
Subject to the limits discussed below, You may reallocate the percentage allocations among the Subaccounts by providing us with written notice of Your request or by calling (800) 832-7783. You may reallocate the percentage allocations among the Subaccounts twice each Policy year. You may make reallocations only if:

■   You allocate the cash value to no more than five of the Subaccounts, and

■   the allocation to any one Subaccount is not less than 10% of the cash value.

You may reallocate the percentage allocations among the Subaccounts as described above by telephone by calling (800) 832-7783. You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call. We may also require written confirmation of your request.

We will not be liable for losses resulting from telephone requests that we believe are genuine. We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges. Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

What Are Our Policies on Frequent Reallocations Among Subaccounts?
The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing.

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We therefore limit reallocations to two per Policy year. We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing or made by telephone, and that complies with Our requirements. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail.

As described in the Fund prospectuses, the Funds have policies and procedures to detect and prevent frequent trading and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Policyowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.

What Are the Risks to Policyowners of Frequent Reallocations?
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small and/or mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the New York Stock Exchange (“NYSE”). This could cause dilution in the value of the shares held by other shareholders.

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THE DEATH BENEFIT
The death benefit is the amount We pay to the named beneficiary at the death of the person whom You name as the Insured. It is the sum of the guaranteed minimum death benefit plus, if positive, a variable insurance amount that is based upon the performance of the Subaccounts that You have selected. We increase the death benefit to reflect (1) any insurance on the life of the Insured that You may have added by rider and (2) any premium You have paid that applies to a period of time after the Insured's death. We reduce the death benefit to reflect (1) any outstanding Policy loan and loan interest, (2) any unpaid premium that applies to a period before the Insured's death and (3) partial surrenders.

Generally, We pay the death benefit within seven days after We receive all claim requirements in a form satisfactory to Us at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit. The interest rate is guaranteed to be at least 2.5%.

There are several settlement options available, as discussed later. The Policyowner may reserve the right to change any selected settlement option prior to the Insured’s death. At the Insured’s death, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of, or a change to, a settlement option in writing at Our Administrative Office in a form acceptable to Us.

The Face Amount – the Guaranteed Minimum Death Benefit
We guarantee that the death benefit on Your Policy will never be less than the Policy's Face Amount, which is the guaranteed minimum death benefit (reduced for loans, loan interest and partial surrenders). During the first Policy year, the death benefit is equal to the guaranteed minimum death benefit. Thereafter, We determine the death benefit on each Policy anniversary for the next Policy year by adjusting the death benefit by the change in the variable insurance amount on the Policy anniversary. This is the death benefit payable if the Insured dies during the following Policy year. In the event of a loan or partial surrender, the Face Amount is reduced (see “Policy Loans” and “Policy Surrenders” for more information).

We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed minimum death benefit exceeds the death benefit payable without such guarantee.

The Variable Insurance Amount
The variable insurance amount is based upon the investment results of the Subaccounts that You have selected.

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We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.

During the first Policy year, the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, We determine the change in Your variable insurance amount by comparing the “actual net investment return rate” of Your Subaccounts (as defined below) with an assumed investment return of 4%, which We call the "assumed interest rate." The actual net investment return rate reflects the gross return on the underlying investments of Your Subaccounts less Fund expenses and mortality and expense risk charges.

Your variable insurance amount does not change if the actual investment return rate is exactly equal to the assumed interest rate. Your variable insurance amount increases if the actual net investment return rate is greater than the assumed interest rate and decreases if the actual net investment return rate is less than the assumed interest rate. We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.

The amount by which Your variable insurance amount will increase or decrease during any Policy Year is determined by dividing the Excess Investment Return for a Policy year by the applicable net single premium rate that is specified in Your Policy.

The Excess Investment Return for a Policy Year is equal to the Total Benefit Base on the anniversary (the sum of all values in Your subaccounts and Your outstanding loan balance) less the assumed benefit base on the anniversary (the Total Benefit Base at the beginning of the Policy Year increased by any net premiums received and increased by the 4% Assumed Interest Rate to the end of the Policy Year).

Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 to 99. The net single premium increases as the Insured grows older, meaning that the Insured will receive less variable insurance per dollar of differential investment return as the Insured grows older. The net single premium will be lower for a Policy that We issue to a female than for a Policy that We issue to a male of the same age.

The variable insurance amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts that You have selected. If the variable insurance amount is negative, the death benefit is the guaranteed minimum death benefit. In other words, the death benefit is never less than the guaranteed minimum death benefit.

CASH VALUE
Determining Your Cash Value
There is no minimum guaranteed cash value. The cash value varies daily and on any day within the Policy Year equals the cash value as of the end of the prior Policy Year, plus the net premiums that You have paid since that date, plus the actual net investment return of the Subaccounts You have selected, plus the interest credited to Policy loans if You have any outstanding loans, adjusted for the cost of insurance protection and surrenders. The Policy offers the possibility of increased cash value due to good investment performance and decreased cash value due to poor investment performance. You bear all of the investment risks.

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Deduction of Cost of Insurance Protection from Cash Value
Your cash value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.

We guarantee that the cost of insurance rates will not be higher than rates based on the 1980 Commissioners' Standard Ordinary Mortality Table, which We use to compute the cost of insurance protection for each Policy. For mortality rates for extended term insurance, We use the Commissioners' 1980 Extended Term Table. For Policies issued prior to 1989, We use the 1958 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy and the Commissioners' 1958 Extended Term Table for mortality rates for extended term insurance.

In all cases, We base the cost of insurance protection on the net amount of insurance at risk (the Policy's guaranteed minimum death benefit, plus the variable insurance amount, minus the cash value) and the person's sex and attained age. The cost of insurance protection generally increases each year because the probability of death increases as a person's age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that You have selected.

Policy Surrenders - You may fully surrender the Policy for its Surrender Value (cash value less any outstanding Policy loans and loan interest) at any time while the Insured is living. The amount payable will be the cash value that We next compute after We receive the surrender request at Our Administrative Office. If You request a full surrender, it will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us.

You may partially surrender Your Policy on any Policy anniversary. We permit a partial surrender only if You (1) have no outstanding Policy loan and (2) have no overdue premiums. In addition, Your premiums after the partial surrender must still meet the Policy’s minimum annual premium requirement. A partial surrender will be effective only if We receive all requirements for a partial surrender at Our Administrative Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary.

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When You make a partial surrender, the guaranteed minimum death benefit, variable insurance amount, death benefit, and cash value for the Policy will each be reduced in the same proportion as the partial surrender relates to the Surrender Value. The premium will also be reduced. We will pay the portion of the cash value of the original Policy that exceeds the cash value of the reduced Policy to You as a partial surrender. We will allocate the cash value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the cash value of the original Policy.

We will usually pay the Surrender Value within seven days. However, We may delay payment:

(1) if a recent payment that You made by check has not yet cleared the bank (We will not wait more than 15 days for a check to clear), or

(2) during any period:
■   the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings,
■   trading on the NYSE, as determined by the SEC, is restricted,
■   an emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account's securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets, or
■   the SEC may by order permit for the protection of security holders.

If, during any period identified in (2) above, We delay payment of the Surrender Value beyond 30 days from the date that We have received all necessary forms, We will pay interest from the effective date of the surrender. The interest rate paid will be at least 3%.

While We do not assess a charge for full or partial surrenders, You should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may convert the Policy into a MEC. See "FEDERAL TAX INFORMATION." We may deduct withholding taxes from the Surrender Value.

Policy Loans - You may borrow up to 75% of the cash value during the first three Policy years, or 90% of the cash value after the first three Policy years, if You assign Your Policy to Us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or You use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the Insured is living and the Policy is in force.

When You take out a loan, We transfer a portion of the cash value equal to the loan from the Subaccount(s) that You have selected to Our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the cash value of the Policy as of the date of the loan.

A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. A Policy loan may also permanently affect the variable insurance amount and the cash value, whether or not You repay the loan in whole or in part. This occurs because We will not credit net investment return that the Subaccount(s) earn to the amount that We maintain in the General Account during the period that the loan is outstanding. Instead, We credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular cash value calculations that We have filed with the state insurance departments.

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Even if it is repaid, a Policy loan will have a negative impact on the variable insurance amount and the cash value if the actual investment returns of the Subaccounts You have selected exceed the assumed investment return of 4%. The longer the loan is outstanding, the greater the impact is likely to be.

If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of cash value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to Your allocation to each Subaccount.

We subtract the amount of any outstanding loan plus interest from any death benefit or any cash value that We pay. If Your outstanding loan with accrued interest ever equals or exceeds the cash value, We will mail notice of such event to You and any assignee at the assignee's last known address. The Policy terminates 31 days after We mail such notice. This may be a taxable event. The Policy does not terminate if You make the required repayment within that 31 day period.

While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the cash value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.

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SETTLEMENT OPTIONS
You or Your beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in a minimum annual payment of $50. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Federal tax consequences may vary depending on the settlement option chosen. The options are as follows:

Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of 2.5% per year, which may be increased by additional interest.

Payment of a Designated Amount - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2.5% per year and any additional interest are exhausted.

Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 2.5% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only - Payments made only while the person on whose life the payments are based is alive. If the person on whose life the payments are based dies before any life payments are made, then no payments will be made.

OPTIONAL INSURANCE RIDERS
The following optional insurance provisions may have been included in a Policy in states where available. If You wished to elect one or more of these riders, You must have done so at the time Your Policy was issued. Riders are subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below are not complete. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from Your sales representative.

Accidental Death Benefit
You may have elected to obtain an accidental death benefit rider if the Policy Insured's issue age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Policy Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Policy Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Policy Insured's accidental death benefit coverage in all other insurance companies.

12 Year Level Term Rider
You may have elected to obtain a 12 year level term insurance rider where the Policy Insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount or (3) three times the Policy face amount. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the Policy Insured reaches age 65.

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Waiver of Premium
You may have chosen to obtain a waiver of premium rider where the Policy Insured’s issue age is 15 to 55. Under the rider, We will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability of the Insured which continues for at least six months. Total disability means that the Policy Insured must be unable to engage for remuneration or profit in any occupation for which he or she is or could be suited by reason of education, training or experience. Being a student is considered engaging in an occupation. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the Policy Insured reaches age 60.

OTHER PROVISIONS
Age and Sex
If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

Assignment
You may transfer ownership of Your Policy from yourself to someone else. However, the assignment is not binding on Us, unless it is in writing and filed with Us at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary
This is the person You designate in the Policy to receive death benefits upon the death of the Insured. You may change this designation, during the Insured's lifetime, by filing a written request with Our Administrative Office in a form acceptable to Us.

Right to Examine
You have a period of time to review Your Policy and cancel it for a return of premiums paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of Your Policy. At a minimum, You can cancel Your Policy at any time within 45 days of completing Part I of the application or within 10 days after You receive Your Policy. You must return Your Policy along with a written request for cancellation to Us at Our Administrative Office.

Default and Options on Default
A premium is in default if You do not pay it on or before its due date. There is a grace period of 31 days after the due date during which the insurance continues in force. If the Insured dies during the grace period, We deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

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If You have elected the automatic premium loan provision, and You do not pay a premium by its due date, the premium will automatically be borrowed from the cash value of the Policy. If You have not elected the automatic premium loan provision and You do not surrender a Policy within 60 days after the date of default, We apply the Policy's cash value minus any loan and interest to purchase continued insurance.

You may choose either extended-term insurance or reduced paid-up whole life insurance for the continued insurance. If the Insured is rated as standard class, You automatically have the extended-term insurance if You make no choice. If We rated the Policy for extra mortality risks, You automatically receive the reduced paid-up whole life insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the Surrender Value on such date purchases.

The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the Surrender Value purchases on the date the option becomes effective.

You may surrender a Policy continued under either option for its cash value while the Insured is living. You may take a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

For example, for a male issue age 25, and assuming 0% and 12% hypothetical gross annual investment returns, if default insurance option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:

	0%	12%
Cash Value of the Policy	$3,992	$5,535
Reduced Paid-up Whole Life Insurance	$18,406 for life	$25,521 for life
Extended Term Insurance	$51,908	$55,994
	for 25 years	for 29 years

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Exchange Privilege
The exchange privilege allows You to exchange the Policy for a permanent fixed life insurance policy that We issue on the Insured's life. The exchange privilege is available:

■   within the first 18 months after the Policy's issue date, if You have duly paid all premiums, or

■   if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue date, and risk classification for the Insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy issue date. You may elect either a continuous-premium policy or a limited-payment policy for Your exchanged policy.

In some cases, We may adjust the cash value on exchange. The adjustment equals the Policy's Surrender Value minus the new policy's tabular cash value. If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.

Grace Period
With the exception of the first premium, We allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless You surrender it.

Incontestability
Except for nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue.

Changes to the Policy
We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law.

State Variations
Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ from those described in this prospectus. You should refer to Your Policy and any applicable riders for terms that are specific to Your characteristics.

Payment and Deferment
We will usually pay the death benefit, Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment (1) if a recent payment by check has not yet cleared the bank, or (2) during any period: (i) the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings, (ii) trading on the NYSE, as determined by the SEC, is restricted, (iii) an emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account's securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets, or (iv) the SEC may by order permit for the protection of security holders.

Under a Policy continued as paid-up or extended term insurance, We may defer the payment of the Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 30 days, We will pay interest at a rate of not less than 3% per year on the Surrender Value. We will pay the interest from the date of surrender to the date We make payment.

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Payment of Dividends
The Policies do not provide for dividend payments. Therefore, they are "non-participating" in the earnings of NNY.

Policy Years and Anniversaries
We measure Policy years and anniversaries from the date of issue of the Policy, which will generally be the date on which We approve the application. The date of issue may be backdated on Your request to save age. However, the date of issue cannot be earlier than either: (1) the date You sign the application or (2) a date 15 days before the date on which We approve the application. Each Policy year will commence on the anniversary of the date of issue.

Reinstatement
You may request reinstatement of a Policy that You did not surrender for its cash value within five years from the date of default, in accordance with the Policy. To reinstate, You must present evidence of insurability acceptable to Us, and You must pay to Us the greater of:

(1)	all premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when You continued the Policy as reduced paid-up insurance or extended term insurance; or

(2)	110% of the increase in cash value resulting from reinstatement.

To reinstate, You must also pay Us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

Suicide
If the Insured commits suicide within two years from the Policy's date of issue, Our liability under the Policy is limited to all premiums paid less any indebtedness.

Valuation of Assets
We determine the unit value for each Subaccount at the regularly scheduled close (“close of business”) of the NYSE, on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the Fund’s prospectus.

Processing Transactions
Generally, Your transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day We receive them at our Administrative Office in Good Order (i.e., in form and substance acceptable to Us), if We receive them before the close of business on that day (generally, 4:00 P.M., Eastern Time). If Your transaction request is received at our Administrative Office in Good Order after the close of a Business Day, it will be deemed received and processed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.

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CHARGES AND EXPENSES
We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of Your premium payments, the charges that We deduct from Your premiums, or the charges that We deduct from Your Subaccount(s) for mortality and expense risks.

Transaction Fees
We deduct from Your premiums the fees and charges listed below. The resulting net premium amount is allocated to the Subaccount(s) that You have selected.

Sales Charge. We impose a sales charge on each annual premium for Our sales expenses. The charge does not correspond to Our actual sales expenses for any particular year. The sales charge is a percentage of the actual annual premium payment. The percentage declines based upon the following schedule:

Years	Maximum
Percentages
1	30%
2-4	10%
5 and later	6%

Premium Tax Charge. This charge is 2% of the premium to cover the costs We expect to incur in paying premium taxes for all policies and administrative expenses related to certain other state filings. Premium taxes vary from state to state and currently range up to 4%. We impose this charge regardless of the premium tax rate in effect in any state.

First Year Charge. We impose a charge in the first Policy year which is an addition to other applicable fees and charges at the rate of $5 per $1,000 of the guaranteed minimum death benefit for Our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records. If You pay Your annual premium in multiple payments, this charge will be deducted from Your payments on a pro rata basis.

Annual Administrative Charge. We annually impose on a standard class Policy a $30 annual charge for Our administrative expenses including (1) premium billing and collection, (2) recordkeeping, (3) processing benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners. If You do not meet Our standard coverage requirements, this annual charge is $45.

Risk Charge. We impose a risk charge of 1.5% of the premium. The charge is intended to partially cover Our guarantee that the death benefit will always at least equal the guaranteed minimum death benefit.

Installment Payment Premium.
When You pay premiums on other than an annual basis, the premium amount for a Policy year will increase to compensate for Our loss of interest and additional billing and collection expenses. A portion of this premium increase is credited under Your Policy to Your selected Subaccounts so that We can match Our assumptions about Your premiums to provide the guaranteed minimum death benefit of Your death benefit. Your premiums will increase according to the following schedule:

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Increased Premiums for Installment Payment of Premiums (as a percentage of an annual payment)

Payment Frequency	Increase in Premium
Annual	0%
Semi-annual	2%
Quarterly	4%
Pre-authorized monthly	5.96%

Optional Insurance Rider Premiums.
If You choose any optional insurance riders, We will increase Your premiums by the amount associated with the rider’s costs to You. Premium charges applicable to Your Policy for optional riders will be indicated in Your Policy.

Our current minimum and maximum premium rates, as well as the rate for Our representative Policyowner, for each of the optional insurance riders are:

Optional Rider	Premium per $1,000 face amount of Rider
■ Accidental Death	Minimum: $1.75
Maximum: $2.63
Standard case: $1.75
■ 12 Year Level Term without Waiver of premium	Minimum: $0.68
Maximum: $16.39
Standard case: $1.02
■ 12 Year Level Term with Waiver of premium	Minimum: $0.83
Maximum: $12.70
Standard case: $1.12
■ Waiver of premium	Minimum: $0.04
Maximum: $6.00
Standard case: $0.09

The amount of the added premium for a rider is determined by the applicable age, sex and underwriting classification. The above premiums may not be representative of the premium You will actually pay.

PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE
Cost of Insurance Protection
We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to Your Policy based upon Your age, sex and the net amount of insurance that is at risk. (See "Deduction of Cost of Insurance Protection from Cash Value").

Your premium will also reflect Your mortality rating. In short, Your premium will be higher if You are rated as having a higher than average mortality risk. Our current minimum and maximum cost of insurance rates, as well as the rate for Our representative Policyowner, based on the net amount at risk are:

■   minimum: $0.68 per $1,000;

■   maximum: $14.38 per $1,000;

■   standard case with $51,908 guaranteed minimum death benefit: $1.75 per $1,000.

Mortality and Expense Risks Charge
We deduct from the Subaccount assets attributable to Your Policy a daily charge for the mortality and expense risks that We assume. We compute the charge at an effective annual rate of 0.50% of the Subaccount assets attributable to Your Policy.

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The mortality risk that We assume is that the person named as the Insured under the Policy will live for a shorter time than We have estimated and/or that the guaranteed minimum death benefit will be payable. The expense risk We assume is that the expenses We incur in issuing and administering the Policies will be greater than We have estimated.

Policy Loan Interest
If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary. If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.

The Policy loan interest rate is 6%. However, because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.

Income Tax Charge
We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account B. However, if We did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds
Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount assets attributable to Your Policy, You bear these charges indirectly.

Annual fund expenses for all Funds are more fully described in the Fund prospectuses.

We begin to accrue and deduct all of the above charges and premiums on a Policy's issue date.

DISTRIBUTION OF THE POLICY
The Policies are no longer offered for new sales, but existing Policyowners may continue to make premium payments. As such, the Policy is considered to be continuously offered by NNY and the Separate Account.

Prior to the acquisition of FLIAC by NNY, Foresters Financial Services, Inc., an affiliate of FLIAC, served as principal underwriter for the Policies. As a result of the acquisition of FLIAC by NNY, effective July 1, 2020, 1851 Securities, Inc., an affiliate of NNY, assumed the role of the principal underwriter for the Policies. 1851 also serves as principal underwriter for other variable insurance products issued by NNY and its affiliated companies. NNY or an affiliate thereof reimburses 1851 for expenses that 1851 incurs in distributing variable insurance products of NNY. 1851 does not receive or retain any fees imposed by NNY under variable insurance products issued by NNY; however, 1851 may receive 12b-1 fees or other payments from underlying funds or their affiliates.

1851’s principal executive offices are located at One American Row, Hartford, CT 06103. 1851 is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (the “1934 Act”), as well as the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1851 and NNY have entered into a selling agreement with Cetera Investment Services LLC (“Cetera”) to cover Cetera’s continued servicing of Policies held by Cetera customers. This agreement also covers Cetera’s sale and servicing of other variable annuity contracts and variable life insurance policies issued by NNY (including those contracts and policies assumed by NNY in connection with the Merger of FLIAC into NNY). Cetera is registered as a broker-dealer with the SEC under the 1934 Act and is a member of FINRA.

Compensation
Under Our agreement with Cetera, We generally pay compensation to Cetera in the form of commissions when a premium payment is made under a Policy. We pay commissions of 2.00% on premiums paid under the Policy. No other compensation is paid to Cetera with respect to any other Policyowner transactions under the Policy. We do not pay compensation to Cetera based on the value of Your Policy.

A portion of the compensation paid by NNY to Cetera is used by Cetera to pay commissions or other compensation to its registered representatives who service the Policy, depending on the agreement between Cetera and the registered representative. Such representatives act as appointed agents of NNY under applicable state insurance law and must be licensed to sell variable insurance products. Cetera or a registered representative may receive different compensation for selling or servicing one variable insurance product compared to another.

To the extent permitted by FINRA rules and otherwise applicable law overrides and promotional incentives or cash and non-cash payments (including training reimbursement or training expenses) also may be made to Cetera based on premium payments invested in the Policy. Additional payments may be made to Cetera that are not directly related to the investment of additional premium payments in the Policy, such as payments related to the recruitment and training of personnel, production of promotional literature and similar services.

The Policy assesses a front-end sales charge on premium payments, so You directly pay for sales and distribution expenses of NNY when You make a premium payment. You also indirectly pay for sales and distribution expenses of NNY through the overall charges and fees assessed under the Policy. For example, any profits NNY may realize through receiving the mortality and expense risk charge deducted under Your Policy may be used to pay for sales and distribution expenses. NNY may also pay for sales and distribution expenses out of any payments NNY or 1851 may receive for providing administrative, marketing and other support and services to the Funds. Currently, neither NNY nor 1851 receives such payments with respect to the Policies.

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FEDERAL TAX INFORMATION

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which You should consult a qualified tax adviser.

POLICY PROCEEDS
We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of a “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”).Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed Your Policy to comply with only the cash value accumulation test. The investments of each Subaccount also satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

■   the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;

■   the growth of the cash value of the Policy, if any, that is attributable to the investments in the Subaccounts (known as the "inside build-up") will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and,

■   transfers among Subaccounts are not taxable events for purposes of federal income tax.

SURRENDERS AND LOANS
The federal tax treatment of Policy surrenders and loans depends upon whether the Policy is a MEC under Section 7702A of the Code. A MEC is a contract that meets the definition of a “life insurance contract" but fails to meet the "seven-pay" test of Section 7702A(b). Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a contract, exceed the total premiums that would have been paid by that time under a similar fixed-benefit life insurance contract designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the face amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to a Policyowner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to Your Policy that might cause it to be treated as a MEC.

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Policies that Are not MECs
If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash Surrender Value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.

If You make a partial surrender after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds Your basis in the Policy. In other words, partial surrenders after 15 Policy Years will be treated as being from basis first and income second. During the first 15 Policy Years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of Your death benefit to the cash value and the age of the Insured at the time of the surrender.

If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as the Policy remains in force. Nor is the interest paid on such loans deductible for federal income tax purposes.

If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.

If the cash value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a policy loan.

Policies that Are MECs
A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an "income first" basis (that is, if a Policy is a MEC, generally distributions are taxed as earnings first, followed by a return of the Policy’s cost basis). If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59½ are subject to an additional 10% penalty.

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Tax Withholding
Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.

Estate and Generation Skipping Taxes
Because of the complex nature of the federal tax law, We recommend that You consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The Code provides an exemption for federal estate tax purposes (indexed for inflation annually) that may apply in whole or in part depending on your individual circumstances. An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse. Any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.

When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured’s estate for federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the Insured held any “incident of ownership” in the Policy at the death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new beneficiary.

If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to federal gift tax. In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax (“GSTT”). Similarly, if the beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the beneficiary may be subject to the GSTT. The Code provides an exemption to the GSTT (indexed for inflation annually) that may apply in whole or in part depending on your individual circumstances.

Other Tax Issues
We are taxed as a "life insurance company" under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account B. Based on this expectation, no charge is currently assessed against Separate Account B for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account B. We may incur state and local taxes (in addition to premium taxes) attributable to Separate Account B in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account B. We may assess Separate Account B for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account B in the future, they could reduce the net investment performances of the Subaccounts.

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In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount to which premiums under the Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment advisers of the Funds monitor each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which premiums under Your Policy are allocated failed to satisfy these requirements, Your Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be currently taxed on the net earnings and net realized gains of the Subaccount(s) in which You were indirectly invested. This is a risk that is common to all variable life insurance policies.

Each of the Funds sells its shares not only to Separate Account B but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner’s control of the investments of Separate Account B may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account B for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

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OTHER INFORMATION

VOTING RIGHTS
Because the Funds of the VIP Series and the Goldman Sachs Variable Insurance Trust are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:

■   shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;

■   shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

■   shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.

We will vote Fund shares that We hold directly in the same proportion that We vote shares held by Policyholders in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

CYBER SECURITY AND BUSINESS CONTINUITY RISKS
Our variable product business is dependent upon the effective operation of Our computer systems and those of Our business partners, and so Our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting Us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect Us and Your interest in the Policy.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts and terrorist acts, any of which could adversely affect Our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of Our employees or the employees of Our service providers to perform their job responsibilities.

LEGAL PROCEEDINGS
NNY is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming NNY as a defendant ordinarily involves the company's businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and principal underwriter are not currently involved in any litigation or arbitration.

NNY periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the company's products and practices. It is NNY's practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the company's litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the company beyond the amounts already reported in the financial statements or on the ability of the principal underwriter to perform its functions with respect to the Policies. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on NNY's results of operations or cash flows in particular quarterly or annual periods or on the ability of the principal underwriter to perform its functions.

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REPORTS
Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will send a report to You that contains financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, we will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed, after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.

If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS
Audited financial statements of the Separate Account and NNY are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to Our Administrative Office or contact Us through Our website at www.nfg.com. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

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Please read this prospectus and keep it for future reference. It contains important information that You should know before buying a Policy. We filed a Statement of Additional Information (“SAI”), dated May 1, 2021 with the Securities and Exchange Commission that contains additional information about the Policy, the Separate Account, and Us. We incorporate the SAI by reference into this prospectus. You can get a free SAI, request other information about the Policy or make other inquiries by writing to Our Administrative Office at P.O. Box 22012, Albany New York 12201 (or 15 Tech Alley Drive, Suite 201, East Greenbush, New York 12061 for overnight mailings), calling Us at 1-800-832-7783 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time, faxing Us at 1-321-400-6316 or by visiting Our website www.nfg.com. You can obtain copies of Our documents (including reports and the SAI), after paying a duplicating fee, by electronic request at publicinfo@sec.gov. Electronic versions of such documents can also be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

SEC file number: 811-04328

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FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE
LIFE INSURANCE SEPARATE ACCOUNT B

LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES

OFFERED BY

NASSAU LIFE INSURANCE COMPANY

Statement of Additional Information May 1, 2021

Administrative Office
Regular Mail: P.O. Box 22012, Albany, New York 12201
Overnight Mail: 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061
Phone Number: 1-800-832-7783 (9:00 A.M. and 5:00 P.M., Eastern Time)
Fax: 1-321-400-6316
Website: www.nfg.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the individual variable life insurance policies offered by Nassau Life Insurance Company through First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B” or the “Separate Account”), which may be obtained at no cost by contacting Our Administrative Office, or by visiting our website at www.nfg.com. Separate Account B currently funds three level premium variable life insurance policies called Insured Series Policy, with a prospectus dated May 1, 2021, ISP Choice-with four premium payment options (ISPC-10, ISPC-20, ISPC-65, ISP10 Express and ISPC-WL), with a prospectus dated May 1, 2021, and ISP Choice-with two premium payment options (ISPC-15 and ISPC-WL), with a prospectus dated May 1, 2021.

Unless otherwise noted, the terms used in this SAI have the same meanings as in each prospectus.

GENERAL DESCRIPTION

Nassau Life Insurance Company. NNY is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

The immediate parent of NNY is The Nassau Companies of New York, a Delaware corporation. The Nassau Companies of New York is ultimately controlled by David Dominik. Mr. Dominik ultimately controls NNY through the following intervening companies: The Nassau Companies, Nassau Insurance Group Holdings, L.P., Nassau Insurance Group Holdings GP, LLC and Nassau Financial Group GP Ltd. The nature of the business of Mr. Dominik and the intervening companies includes investing in companies engaged in the business of insurance.

On July 1, 2020, NNY acquired Foresters Life Insurance and Annuity Company (“FLIAC”), which was formerly the depositor of the Separate Account and issuer of the Policies. Following the acquisition, FLIAC merged with and into NNY, with NNY as the surviving entity. As a result, on July 8, 2020, NNY became the depositor of the Separate Account and issuer of the Policies.

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Separate Account Assets. First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B”) was established on June 4, 1985 under the provisions of the New York Insurance Law. The assets of Separate Account B are segregated from the assets of NNY, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of NNY. Separate Account B is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the SEC of the management or investment practices or policies of Separate Account B.

SERVICES

Custodian. NNY, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of the Separate Account. NNY maintains the records and accounts of the Separate Account.

Independent Registered Public Accounting Firm. KPMG LLP, 755 Main Street 11th Floor, Hartford, Connecticut 06103, is the independent registered public accounting firm for the Separate Account and the independent auditor for NNY.

Underwriter. NNY and the Separate Account have entered into an Underwriting Agreement with 1851 Securities, Inc. (“1851”), which became effective on July 1, 2020, pursuant to which 1851 serves as principal underwriter for the Policies. 1851, an affiliate of NNY, has its principal business address at One American Row, Hartford, CT 06103. NNY is no longer offering the Policies for new sales, but owners of existing Policies may continue to make additional premium payments. 1851 does not retain any commissions paid by NNY, but it is reimbursed by NNY for expenses it incurs for performing its underwriting function.

Foresters Financial Services, Inc. (“FFS”), an affiliate of FLIAC, was the previous principal underwriter for the Policies. For the fiscal years ended December 31, 2018, 2019, and 2020, FFS received underwriting commissions of $2,334,837, $1,612,570, and $183,570, respectively, in connection with the ISP Choice Policies and $125,719, $98,279, and $2,585, respectively, in connection with the Insured Series Policy. 1851 assumed the role of principal underwriter for the Policies on July 1, 2020. Consequently, it did not receive any commissions in connection with the Policies during the fiscal years ended December 31, 2018 or 2019. For the fiscal year ended December 31, 2020, 1851 received underwriting commissions of $707,593 in connection with the ISP Choice Policies and $1,740 in connection with the Insured Series Policy.

Administrative Services. The Nassau Companies of New York (“NCNY”) provides administrative services to NNY through a shared service agreement between NNY and NCNY. NCNY’s principal business address is One American Row, Hartford, CT 06103.

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OTHER INFORMATION

Reports. At least once each Policy year, NNY mails a report to the Policyowner within 31 days after the Policy anniversary. NNY mails the report to the last address known to us. The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary, (4) any loan interest for the prior year and (5) other information as may be required by applicable law or regulation. The report also shows your allocation among the Subaccounts on that anniversary. NNY will not send a report if the Policy is continued as reduced paid-up or extended term insurance.

State Regulation. NNY is subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Department of Financial Services (the “Department”). NNY files an annual statement in a prescribed form with the Department each year covering our operations for the preceding year and our financial condition as of the end of such year.

Our books and accounts are subject to review by the Department at any time. The Department conducts a full examination of our operations periodically. The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law. NNY also is subject to regulation under the insurance laws of other jurisdictions in which NNY may operate.

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VALUATION INFORMATION

Value of a Unit. For each Subaccount of Separate Account B, the value of a unit initially was set arbitrarily at $10.00. The value of a unit for any subsequent Valuation Period (the period starting on the day after any Business Day as defined in the prospectus and ending on the next such day) is determined by multiplying the value of a unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the unit value is being calculated. The investment performance of each Fund, and expenses and deductions of certain charges, affect the unit value. The value of a unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

	(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

	(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period, less.

	(3)	the per share amount of any taxes deducted by Us.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c)	is a factor representing the charges deducted for mortality and expense risks.

5

The Net Investment Factor may be greater or less than one, and therefore, the unit value of any Subaccount may increase or decrease.

RELEVANCE OF NNY FINANCIAL STATEMENTS

The financial statements of NNY as contained herein should be considered only as bearing upon NNY’s ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccounts.

FINANCIAL STATEMENTS

The following financial statements are included in this SAI:

■	Audited financial statements of Nassau Life Insurance Company (“NNY”) as of December 31, 2020 and 2019, and for each of the years in the three-year period ended December 31, 2020.
■
Audited financial statements of the Separate Account as of December 31, 2020 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended.

The above-referenced financial statements of NNY have been included as part of the SAI in reliance upon the report of KPMG LLP, an independent auditor, and upon the authority of said firm as experts in accounting and auditing. The above-referenced financial statements of the Subaccounts of First Investors Life Level Premium Variable Life Insurance Separate Account B have been included as part of the SAI in reliance upon the report of KPMG LLP, independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report on the aforementioned financial statements of NNY includes explanatory language that states that the financial statements are prepared by NNY using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.

The KPMG LLP report on the aforementioned financial statements of NNY contains an emphasis of matter paragraph that states that the financial statements give retroactive effect to the merger of Foresters Life Insurance and Annuity Company into NNY on July 8, 2020 in a transaction accounted for as a statutory merger.

6

Nassau Life
Insurance Company
(a wholly owned subsidiary of
The Nassau Companies of New York)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2020, 2019 and 2018

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Table of Contents

Page
Statutory Financial Statements:

Independent Auditors’ Report	1-2

Statements of Admitted Assets, Liabilities, Capital and Surplus	3

Statements of Income and Changes in Capital and Surplus	4

Statements of Cash Flows	5

Notes to Statutory Financial Statements	6-51

Supplemental Schedules:

Summary of Investments - Other than Investments in Related Parties	52-53

Supplementary Insurance Information	54

Supplementary Schedule - Reinsurance	55

i

KPMG LLP One Financial Plaza 755 Main Street Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors
Nassau Life Insurance Company:

We have audited the accompanying financial statements of Nassau Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2020, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by Nassau Life Insurance Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Nassau Life Insurance Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of Nassau Life Insurance Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2020, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Emphasis of Matter

As discussed in Note 1 and Note 20 to the financial statements, the financial statements give retroactive effect to the merger of Foresters Life Insurance and Annuity Company into Nassau Life Insurance Company on July 8, 2020 in a transaction accounted for as a statutory merger. Our opinion is not modified with respect to this matter.

Other Matter

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Supplemental Schedules: Supplemental Schedule Summary of Investments – Other than Investments in Related Parties, Supplementary Insurance Information, and Supplementary Schedule – Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut
April 16, 2021

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of
	December 31,
	2020	2019 [1]
Assets:
Bonds	$7,394,807	$8,089,866
Contract loans	2,472,236	2,441,726
Real estate, at depreciated cost	31,540	30,859
Preferred stock	66,459	95,933
Common stock	54,829	57,218
Mortgage loans	498,963	400,498
Cash, cash equivalents and short-term investments	151,011	117,696
Other invested assets	421,933	344,563
Receivables for securities	22,086	2,628
Total cash and invested assets	11,113,864	11,580,987
Deferred and uncollected premiums	62,806	68,103
Due and accrued investment income	148,894	158,448
Reinsurance recoverables	8,197	8,979
Deferred tax asset	38,523	59,272
Receivables from affiliates	4,166	10,789
Other assets	29,139	11,576
Separate account assets	2,616,179	2,560,760
Total assets	$14,021,768	$14,458,914

Liabilities:
Reserves for future policy benefits	9,833,238	10,084,027
Policyholders’ funds	448,168	452,988
Dividends to policyholders	105,907	127,878
Policy benefits in course of settlement	193,607	133,523
Amounts payable on reinsurance	19,429	16,570
Accrued expenses and general liabilities	87,404	72,549
Current federal and foreign income tax	—	26,128
Reinsurance funds withheld liability	208,043	223,290
Interest maintenance reserve (“IMR”)	108,703	100,226
Transfers to (from) separate account due and accrued	(33,517)	(34,029)
Asset valuation reserve (“AVR”)	139,269	160,684
Purchase price payable and merger adjustments	—	205,858
Separate account liabilities	2,616,179	2,560,760
Total liabilities	13,726,430	14,130,452

Capital and surplus:
Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000
Paid-in surplus	254,832	254,832
Surplus notes	126,339	126,313
Special surplus funds	2,500	2,500
Unassigned surplus	(98,333)	(65,183)
Total surplus	295,338	328,462
Total liabilities, capital and surplus	$14,021,768	$14,458,914
______________

[1]	Amounts for 2019 have been restated for the merger of Nassau Life Insurance Company with Foresters Life and Annuity Company.

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the Years Ended
	December 31,
	2020	2019 [1]	2018 [1]
Income:
Premium and annuity considerations	$305,951	$369,123	$529,986
Net investment income	573,404	601,375	630,123
Commissions and expense allowances on reinsurance ceded	13,795	13,239	13,191
Reserve adjustments on reinsurance ceded	(218,559)	(220,371)	(254,682)
Fees associated with separate account and other miscellaneous income	84,030	92,291	104,725
Total income	758,621	855,657	1,023,343

Current and future benefits:
Death benefits	533,380	476,843	453,083
Disability and health benefits	2,323	3,502	4,345
Annuity benefits and matured endowments	23,224	19,761	17,762
Surrender benefits	401,083	454,892	368,946
Interest on policy or contract funds	10,090	13,821	13,888
Settlement option payments	10,225	10,141	10,032
Net transfers to (from) separate accounts, net of reinsurance	(159,521)	(165,927)	(75,720)
Change in reserves for future policy benefits and policyholders’ funds	(250,251)	(212,939)	(80,353)
Total current and future benefits	570,553	600,094	711,983

Operating expenses:
Direct commissions	4,773	8,788	14,165
Commissions and expense allowances on reinsurance assumed	2,023	4,366	11,432
Premium, payroll and miscellaneous taxes	9,306	8,535	11,466
Other operating expenses	120,802	125,463	93,766
Total operating expenses	136,904	147,152	130,829
Net gain (loss) from operations before dividends and federal income taxes	51,164	108,411	180,531
Dividends to policyholders	60,967	87,430	78,308
Net gain from operations after dividends and before federal income taxes	(9,803)	20,981	102,223
Federal and foreign income tax expense (benefit)	(38,902)	14,854	776
Net gain from operations before realized capital gains (losses)	29,099	6,127	101,447
Realized capital gains (losses), net of income taxes and IMR	(40,813)	(6,580)	(992)
Net income (loss)	(11,714)	(453)	100,455

Changes in capital and surplus:
Change in unrealized capital gains (loss), net of tax	(6,621)	14,950	24,872
Change in deferred income taxes	(7,851)	14,838	(16,024)
Change in non-admitted assets	(10,484)	(10,782)	21,583
Change in asset valuation reserve	21,414	1,294	4,128
Change in surplus notes	26	26	26
Dividends to stockholder	—	(60,000)	(65,000)
Other surplus changes, net	(13,796)	(11,157)	(3,761)
Merger adjustments	(4,098)	(32,328)	(120,451)
Capital contribution	—	17,000	—
Net increase (decrease) in capital and surplus	(33,124)	(66,612)	(54,172)
Capital and surplus, beginning of year	328,462	395,074	449,246
Capital and surplus, end of year	$295,338	$328,462	$395,074
______________

[1]	Amounts for 2019 and 2018 have been restated for the merger of Nassau Life Insurance Company with Foresters Life and Annuity Company.

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Cash Flows
(in thousands)

	For the Years Ended
	December 31,
	2020	2019 [1]	2018 [1]
Cash provided by (used for) operations:
Premiums	$386,925	$450,593	$609,853
Investment and other income	615,274	635,718	638,225
Claims and benefits	(1,133,784)	(1,206,933)	(1,060,120)
Dividends paid	(123,147)	(117,317)	(122,812)
Commissions and other expenses	(116,323)	(137,648)	(173,825)
Net transfers from separate accounts	159,392	161,516	76,812
Federal income taxes recovered (paid)	(9,343)	(484)	(40,063)
Net cash provided by (used for) operations	(221,006)	(214,555)	(71,930)

Cash provided by (used for) investments:
Proceeds from sales, maturities and repayments of bonds	1,767,322	1,142,164	1,435,323
Proceeds from sales, maturities and repayments of stocks	61,027	95,822	42,467
Proceeds from sales, maturities and repayments of other invested assets	32,377	450,797	100,771
Proceeds from sales, maturities and repayments of other investments	21,281	9,934	2,197
Cost of bonds acquired	(1,160,128)	(1,051,817)	(1,422,986)
Cost of stocks acquired	(241,290)	(59,117)	(42,257)
Cost of mortgage loans acquired	(106,217)	(136,520)	(181,174)
Cost of other invested assets acquired	(72,653)	(170,339)	(80,027)
Cost of other investments acquired	(3,252)	(2,969)	(1,775)
Net decrease (increase) in contract loans	(30,510)	(9,356)	7,396
Net cash provided by (used for) investments	267,957	268,599	(140,065)

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus	—	17,000	—
Net deposits (withdrawals) of deposit-type contracts	(11,916)	(29,770)	(10,903)
Dividends to stockholder	—	(60,000)	(65,000)
Other cash provided (applied)	(1,720)	24,201	(4,779)
Net cash provided by (used for) financing and miscellaneous uses	(13,636)	(48,569)	(80,682)
Net increase (decrease) in cash and short-term investments	33,315	5,475	(292,677)
Cash and short-term investments, beginning of year	117,696	112,221	404,898
Cash and short-term investments, end of year	$151,011	$117,696	$112,221
______________

[1]	Amounts for 2019 and 2018 have been restated for the merger of Nassau Life Insurance Company with Foresters Life and Annuity Company.

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1. Description of Business

Phoenix Mutual Life Insurance Company was organized in Connecticut in 1851. In 1992, in connection with its merger with Home Life Insurance Company, the Company re-domiciled to New York and changed its name to Phoenix Home Life Mutual Insurance Company, or Phoenix Home Life. On June 25, 2001, the effective date of its demutualization, Phoenix Home Life converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of The Phoenix Companies, Inc. (“Phoenix”), a publicly owned holding company traded on the New York Stock Exchange, and changed its name to Phoenix Life Insurance Company (“PLIC”). As a result of this conversion, PLIC stopped writing traditional participating life insurance business. PLIC also established a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business to protect the future dividends of these policyholders.

On June 20, 2016, Nassau Insurance Group Holdings L.P. (“Nassau” or “Nassau Re”) completed its acquisition of the Nassau Companies of New York (“NCNY” or the “Parent”) after receipt of insurance regulatory approvals from the Connecticut Insurance Department and the New York Department of Financial Services (“NYDFS” or the “Department”). Founded in April 2015, Nassau Re is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. Effective March 31, 2019, Nassau Insurance Group Holdings, L.P. (formerly known as Nassau Reinsurance Group Holdings L.P.) contributed NCNY to The Nassau Companies.

Effective October 10, 2018, PLIC changed its name to Nassau Life Insurance Company (“NNY” or the “Company”). Effective November 13, 2018, the Company’s Parent, The Phoenix Companies, Inc. (“Phoenix”), changed its name to The Nassau Companies of New York. The financial statements of NNY are presented on the basis of accounting practices prescribed or permitted by the NYDFS.

On July 1, 2020, NNY completed its acquisition of 100% of the outstanding common stock of Foresters Life Insurance and Annuity Company (“FLIAC” or “Foresters”) and Foresters Financial Holding Company, Inc. from The Independent Order of Foresters, after receipt of insurance regulatory approval by the NYDFS. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for FLIAC were retained, and the accounts of NNY were restated to include the accounts of FLIAC. FLIAC is a provider of life insurance and annuity products with more than 100,000 policyholders throughout the United States and over $2.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to the demutualization and are part of the Closed Block. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

As is customary in the life insurance industry, the reinsurance program is designed to protect against adverse mortality experience generally and to reduce the potential loss from a death claim on any one life. Risk is ceded to other insurers under various agreements that cover life insurance policies. The amount of risk ceded depends on an evaluation of the specific risk and applicable retention limits.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Company is continuously monitoring the market and economic turbulence arising from COVID-19, which was declared a pandemic in March 2020 by the World Health Organization. The pandemic, along with efforts to slow and manage the spread of the virus, have resulted in unprecedented impacts on the economy; however, significant monetary support by the Federal Reserve has softened the impact of COVID-19 on capital markets. The Company has seen COVID-19 impacts on mortality in its life business as well as the investment portfolio, including lower net investment income and impairment losses on certain fixed maturity investments. However, it is still too early for the Company to fully assess the impact of the pandemic on long-term policyholder behavior and underwriting risks and the long-term impact on the Company’s investments. While capital markets have improved, the fundamental impacts of COVID-19 persist and will continue to do so until vaccines are widely available and administered. In light of the uncertainty as to the length or severity of this pandemic, the Company cannot reasonably estimate the full impact of the pandemic on its operations and financial statements at this time, although it could be material.

2. Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements are prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the NYDFS. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

●	The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
●	Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
●	Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
●	For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.
●	For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.
●	Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
●	Statutory reserves are based on different assumptions than they are under U.S. GAAP.
●	For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.
●	Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
●	Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

●	The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP 101, in conjunction with SSAP 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with ASC 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. We assess all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
●	merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented; and
●	acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus.

Pursuant to Interpretation of the Statutory Principles Working Group (INT) 20-10, non-conforming credit tenant loans (“CTLs”) that are filed with the NAIC Securities Valuation Office (“SVO”) by February 15, 2021 are permitted to be reported as long-term bonds for the year ended December 31, 2020. As these permitted practices are promulgated by the NAIC, they are not NYDFS permitted practices. However, per INT 20-10, any such non-conforming CTLs shall be disclosed as a permitted practice with two separate entries that detail non-conforming CTLs that were reported as long-term bonds on one line, and non-conforming CTLs that were not reported as other invested assets on a separate line within the table detailing practices prescribed and permitted.

For the year ended December 31, 2020, the Company had 44 non-conforming CTLs reported as long-term bonds in accordance with the limited time exception provided in INT 20-10. As the SVO-issued designations have not yet been received, these CTLs were reported with credit provider ratings that reflected equivalent NAIC-1 designations for 42 of these securities with two reported with NAIC-2 designations. The net impact of this provision to statutory surplus is zero as shown in the table below:

Surplus	SSAP #	2020
NNY state basis		$295,338
NAIC permitted practice:
Bonds	43R	79,505
Other invested assets	21R	(79,505)
NAIC SAP		$295,338

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results will differ from those estimates. Significant estimates and assumptions are made in the determination of insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

Recent accounting pronouncements

In 2020, the NAIC adopted substantive revisions to SSAP No. 32 Preferred Stock and the corresponding Issue Paper, which update the statutory definition of preferred stock and clarify the measurement and impairment guidance for investments in preferred stock pursuant to the overall objectives of the NAIC’s investment classification project. The revisions are effective January 1, 2021 and the Company is assessing the potential impact of the pronouncement.

The Company did not adopt any accounting standards during 2020 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

NNY is required to report RBC under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

NCNY committed to its insurance regulator to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through 2023. As of December 31, 2020, RBC was in excess of 300%, but the surplus to policyholder reserves ratio was 3.19%. A lower surplus to policyholder reserves ratio was expected, and is primarily due to the acquisition of FLIAC. The difference in surplus between the current ratio and a 3.5% ratio is approximately $30 million.

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has the capacity to pay dividends of $25.3 million in 2021. During the year ended December 31, 2020, NNY did not declare or pay any dividends to its Parent.

NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future. As a result of Nassau’s acquisition of the Company, Nassau committed to the NYDFS that it would seek prior approval for any dividends paid by NNY for a period of seven years.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable and non-redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost. Those with a designation of 4-6 are carried at the lower of amortized cost or fair value.

Common stock is carried at fair value.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include ownership interests in limited partnerships and limited liability companies. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Recognition of net investment income occurs when cash distributions of income are received.

Investments in affiliates represent direct and indirect ownership in the common stock of subsidiaries.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Derivatives

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

The Company values qualified hedges at cost and changes in the value of these hedges are reflected directly through net investment income. For interest rate swaps used to hedge the cash flow variability or reinvestment risks associated with asset purchases, the impact is reflected through net investment income as the difference between income between bond coupons and swap payments.

The Company had no net gain or loss recognized in unrealized gains (losses) during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had derivatives accounted for as cash flow hedges of forecasted transaction.

The Company had no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $1.2 million and $0.9 million due and accrued investment income non-admitted at December 31, 2020 and 2019, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2020 and 2019 were $74.9 million and $64.4 million, respectively. Changes for the years ended December 31, 2020, 2019 and 2018 increased (decreased) surplus by $10.5 million, $(10.8) million and $21.6 million, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with Valuation Method 21 (“VM-21”).

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and NYDFS Insurance Regulation 213 (“Reg 213”) to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (SSA) and the VM-21 reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2020, the Company calculated its reserves for variable annuity products under Reg 213 with the SSA exceeding the VM-21 reserve. As of December 31, 2019, the Company calculated its reserves for variable annuity products under the SSA of AG43, which exceeded the Conditional Tail Expectation Amount (CTE) scenario.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Premium income and related expenses

Generally, premium income and annuity consideration for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from the separate accounts.

Stockholder dividends

During 2020, 2019 and 2018, the Company paid cash dividends of $0, $60.0 million and $65.0 million, respectively, to its Parent. 2018 included $5.0 million of dividends paid by FLIAC to its former parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

Income taxes

The Company is included in the consolidated federal income tax return of NCNY and its subsidiaries. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP 101. The change in deferred tax is recorded as a component of surplus.

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $7.2 million, $5.7 million and $8.4 million for 2020, 2019 and 2018, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Nassau Re employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $1.0 million, $1.1 million and $0.8 million for 2020, 2019 and 2018, respectively.

The Company historically provided certain other postretirement benefits to retired employees through a plan sponsored by NCNY. For purposes of statutory accounting, the Company has no legal obligation for benefits under this plan. The Company had net benefits of $0, $0.2 million and $18.6 million for 2020, 2019 and 2018, respectively. 2018 included the impact from a curtailment of benefits.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus represented or (reduced) by cumulative unrealized gains (losses) was $7.4 million, $56.9 million and $97.8 million as of December 31, 2020, 2019 and 2018, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, in accordance with the change in control discussed in Footnote 1, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk based capital.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

●	Non-cash investment transactions, such as tax-free exchanges;
●	Accretion of amortization or accrual of discount for investments;
●	Depreciation expense;
●	Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and
●	Accruals of capital contributions approved by the domiciliary commissioner.

The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2020, 2019 and 2018:

●	$68.2 million, $82.7 million and $79.7 million of non-cash investment exchanges as of December 31, 2020, 2019 and 2018, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

3. Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business.

Foresters acquisition and merger

After NNY completed its acquisition of FLIAC, FLIAC was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for the three years presented. Refer below to Note 20 – “The Merger” for further details regarding the merger and restatement. All prior year amounts in the Notes to the Statutory Financial Statements have also been restated to reflect the statutory merger, unless otherwise indicated.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

4. Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2020 were as follows:

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
U.S. government	$302,360	$2,193	$(10,059)	$294,494
All other governments	69,891	12,073	(279)	81,685
States, territories and possessions	30,490	6,660	—	37,150
Political subdivisions of states, territories
and possessions	82,150	14,268	(22)	96,396
Special revenue	474,939	59,360	(84)	534,215
Industrial and miscellaneous (unaffiliated)	3,826,516	613,775	(8,619)	4,431,672
Parent, subsidiaries and affiliates	16,502	140	(3,049)	13,593
Hybrid securities	137,620	11,246	(2,166)	146,700
Mortgage-backed and asset-backed securities	2,454,339	219,989	(46,349)	2,627,979
Total bonds	$7,394,807	$939,704	$(70,627)	$8,263,884

Preferred stock	$66,459	$7,256	$(3)	$73,712
Common stock	$54,829	$—	$—	$54,829

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2019 were as follows:

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
U.S. government	$240,009	$17,676	$(755)	$256,930
All other governments	58,433	8,323	—	66,756
States, territories and possessions	305,808	23,320	(10)	329,118
Political subdivisions of states, territories
and possessions	61,380	7,985	(68)	69,297
Special revenue	461,712	46,866	(277)	508,301
Industrial and miscellaneous (unaffiliated)	4,763,470	428,430	(8,924)	5,182,976
Parent, subsidiaries and affiliates	15,300	217	(2,063)	13,454
Hybrid securities	243,211	15,232	(2,716)	255,727
Mortgage-backed and asset-backed securities	1,940,543	57,040	(16,904)	1,980,679
Total bonds	$8,089,866	$605,089	$(31,717)	$8,663,238

Preferred stock	$95,933	$9,050	$—	$104,983
Common stock	$57,218	$—	$—	$57,218

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2020 and 2019.

The aging of temporarily impaired general account debt securities and preferred stock as of December 31, 2020 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Debt Securities
U.S. government	$109,417	$(10,059)	$—	$—	$109,417	$(10,059)
All other governments	5,135	(279)	—	—	5,135	(279)
Political subdivisions	1,007	(22)	—	—	1,007	(22)
Special revenue	11,519	(84)	—	—	11,519	(84)
Industrial and miscellaneous (unaffiliated)	86,194	(8,607)	9,561	(12)	95,755	(8,619)
Parent, subsidiaries and affiliates	7,139	(1,478)	4,909	(1,571)	12,048	(3,049)
Hybrid securities	6,242	(63)	22,290	(2,103)	28,532	(2,166)
Mortgage-backed and asset-backed securities	509,488	(25,829)	137,178	(20,520)	646,666	(46,349)
Total bonds	$736,141	$(46,421)	$173,938	$(24,206)	$910,079	$(70,627)
Number of positions at unrealized loss		256		67		323

Preferred stock	$7	$(3)	$—	$—	$7	$(3)

The Company reported $25.6 million and $21.5 million of gross unrealized gains and $0.5 million and $1.0 million of gross unrealized losses related to common stock for the periods ended December 31, 2020 and 2019, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2020, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $0.9 million with unrealized losses of $0.2 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $2.2 million with unrealized losses of $0.3 million.

At December 31, 2020, there are 8 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $2.0 million. Securities in an unrealized loss position for over 12 months consisted of 67 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The aging of temporarily impaired general account debt securities as of December 31, 2019 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Debt Securities
U.S. government	$5,496	$(751)	$1,384	$(3)	$6,880	$(754)
Political subdivisions	3,635	(20)	2,660	(58)	6,295	(78)
Special revenue	2,189	(30)	7,003	(247)	9,192	(277)
Industrial and miscellaneous (unaffiliated)	58,407	(2,975)	97,263	(5,949)	155,670	(8,924)
Parents, subsidiaries and affiliates	9,298	(1,476)	2,805	(587)	12,103	(2,063)
Hybrid securities	3,319	(7)	32,168	(2,709)	35,487	(2,716)
Mortgage-backed and asset-backed securities	180,628	(2,065)	351,703	(14,839)	532,331	(16,904)
Total bonds	$262,972	$(7,324)	$494,986	$(24,392)	$757,958	$(31,716)
Number of positions at unrealized loss		128		180		308

For the period ended December 31, 2019, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $0.7 million with unrealized losses of $0.7 million. The Company had $3.9 million common stock securities in a continuous unrealized loss position for greater than 12 months with unrealized losses of $0.3 million.

For the period ended December 31, 2019, there are 11 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months, and below investment grade unrealized losses greater than 12 months are $2.8 million.

As of December 31, 2019, securities in an unrealized loss position for over 12 months consisted of 180 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The carrying value and fair value of bonds as of December 31, 2020 by maturity are shown below.

	Carrying	Fair
	Value	Value
Due in one year or less	$235,011	$237,019
Due after one year through five years	1,639,606	1,723,888
Due after five years through ten years	2,420,463	2,643,536
Due after ten years	3,099,727	3,659,441
Total	$7,394,807	$8,263,884

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying values of securities other-than-temporarily impaired during the year were $14.8 million and $14.8 million as of December 31, 2020 and 2019, respectively. OTTIs were $33.2 million, $19.1 million and $11.4 million in 2020, 2019 and 2018, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2020, 2019 and 2018, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate and mortgage loans

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2020	2019
Real estate	$31,540	$30,859
Total real estate	$31,540	$30,859

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2020 and 2019, the Company had $499.0 million and $400.5 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2020 and 2019 were $1.5 million and 0.8 million, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2020	2019
	(in millions)
Industrial	$50.9	$21.2
Multifamily	102.0	63.8
Office	103.3	72.0
Retail	130.3	132.6
Self-storage	22.8	19.0
Warehouse	52.7	53.0
Other	38.5	39.7
Total mortgage loans	500.5	401.3
Less: Allowance for loan losses	1.5	0.8
Net mortgage loans	$499.0	$400.5

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2020	2019
	(in millions)
East North Central	$64.6	$39.8
Middle Atlantic	26.9	21.1
Mountain	69.6	54.4
New England	3.1	3.1
Pacific	133.5	113.9
South Atlantic	102.1	89.2
West North Central	24.4	6.2
West South Central	76.3	73.6
Total mortgage loans	500.5	401.3
Less: Allowance for loan losses	1.5	0.8
Net mortgage loans	$499.0	$400.5

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The following table summarizes our commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2020
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$96.3	$—	$18.3	$26.8	$—	$—	$141.4
50% - 60%	78.9	6.2	61.3	30.5	11.6	—	188.6
60% - 70%	16.5	6.8	56.1	—	6.2	—	85.6
70% - 80%	6.2	19.0	43.3	—	—	—	68.4
80% and greater	—	—	—	8.2	6.7	—	15.0
Total	$197.8	$32.0	$179.1	$65.5	$24.5	$—	$499.0

	December 31, 2019
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$115.0	$6.4	$5.4	$—	$—	$—	$126.7
50% - 60%	25.1	16.7	71.6	24.3	—	8.4	146.1
60% - 70%	6.7	20.4	42.7	16.4	—	—	86.2
70% - 80%	—	6.2	6.3	5.8	7.0	—	25.3
80% and greater	16.1	—	—	—	—	—	16.1
Total	$163.0	$49.8	$126.0	$46.5	$7.0	$8.4	$400.5

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $373.5 million CM1 loans, $104.5 million CM2 loans, and $22.5 million CM3 loans as of December 31, 2020. The Company held $366.7 million CM1 loans and $34.6 million CM2 loans as of December 31, 2019. As of December 31, 2020, all loans were current.

During 2020, the minimum and maximum lending rates for mortgage loans were 3.4% and 12.0% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2020, 2019 and 2018.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Other invested assets

Other invested assets as of December 31 are summarized below:

	2020	2019
Private equity	$59,932	$53,982
Mezzanine partnerships	12,302	9,852
Infrastructure funds	7,613	10,946
Hedge funds	7,697	6,811
Collateralized fund obligation	97,481	97,400
Mortgage and real estate	119	871
Direct equity	126,361	129,534
Credit funds	31,589	22,105
Other alternative assets	78,839	13,062
Total other invested assets	$421,933	$344,563

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $103.7 million and $80.2 million as of December 31, 2020 and 2019, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2020	2019
Swaps:
Notional amount	$250,000	$75,000
Fair value	$(1,150)	$6,843

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $6.1 million and $9.5 million as of December 31, 2020 and 2019, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Company is a member of the Federal Home Loan Bank (“FHLB”) of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $691.6 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411. Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent. During 2020, the Company had maximum collateral pledged with fair value of $0 and carrying value of $0. The amount borrowed at the time of maximum collateral was $0. As of December 31, 2020, the Company had no outstanding borrowings with the FHLB and no amounts pledged. The Company owned $2.6 million and $2.3 million of FHLB capital stock as of December 31, 2020 and 2019, respectively, which was not eligible for redemption.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	7	11	$4,188	$8,661	$3,790	$8,818
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	—	1	—	—	—	40
(4) Preferred Stock - Fair Value	—	1	—	12	—	12
(5) Total (1+2+3+4)	7	13	$4,188	$8,673	$3,790	$8,870

Concentrations of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. We classify debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in our portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2020, we were not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were HP Communities LLC., Prudential Financial Inc., Anheuser Busch Company, Wells Fargo & Company and West Virginia University. We monitor credit exposures by actively monitoring dollar limits on transactions with specific counterparties. We have an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. We use ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2020	2019	2018
Bonds	$344,089	$369,301	$384,268
Contract loans	191,145	189,004	181,713
Cash and short-term investments	1,253	5,173	1,116
Real estate, net of expenses	5,075	4,996	1,312
Preferred stock	3,397	6,260	7,496
Common stock	120	2,881	18
Mortgage loans	20,447	13,886	8,714
Other invested assets	25,037	26,030	59,449
Derivative instruments	851	443	423
Miscellaneous income	93	1,473	1,968
Amortization of IMR	12,987	12,889	14,445
Less:
Interest expense	9,086	9,912	9,773
Other investment expenses	22,004	21,049	21,026
Net investment income	$573,404	$601,375	$630,123

For the year ended December 31, 2020, the Company had 40 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $5.4 million. For the year ended December 31, 2019, the Company had 13 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $1.6 million. For the year ended December 31, 2018, the Company had 34 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $4.8 million.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2020	2019	2018	2020	2019	2018
Bonds	$(26,634)	$(7,752)	$2,054	$(4,453)	$1,373	$(1,252)
Preferred stock	(7,725)	(2,202)	364	44	2,332	(2,474)
Common stock	(7,525)	2,207	(235)	4,584	2,936	8,413
Mortgage loans	(668)	(258)	(540)	—	—	—
Other invested assets	547	341	(63)	(8,558)	12,275	26,851
Derivative instruments	14,340	(255)	—	(191)	—	—
Foreign exchange	1	(23)	(370)	193	8	(54)
Miscellaneous	11	223	(640)	—	—	—
	(27,653)	(7,719)	570	(8,381)	18,924	31,484
Income tax benefit (expense)	(13,160)	1,139	(1,562)	1,760	(3,974)	(6,612)
Net capital gains (losses)	$(40,813)	$(6,580)	$(992)	$(6,621)	$14,950	$24,872

Realized losses for 2020 include other-than-temporary impairments of $33.2 million, including impairments on bonds of $17.8 million, common stock of $7.6 million and preferred stock of $7.8 million. Realized losses for 2019 include impairments of $19.1 million, including impairments on bonds of $14.2 million, common stock of $1.8 million and preferred stock of $3.1 million. Realized losses for 2018 include impairments of $11.4 million, including impairments on bonds of $5.8 million, common stock of $5.6 million, preferred stock of $0 and other invested assets of $0.

The proceeds and related gross realized gains and losses from sales of stocks and bonds, for the years ended December 31 were as follows:

	2020	2019	2018
Proceeds from sales	$1,822,763	$1,317,147	$1,556,684
Gross gains on sales	92,417	35,144	22,204
Gross losses on sales	97,664	30,457	26,609

5. Investments in Affiliates

The Company has an investment subsidiary, Nassau 2019 CFO LLC and uses the “look through” process, per Paragraph 26 of SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, to admit the underlying assets of that subsidiary. The Company’s other subsidiary, PM Holdings, has no underlying value ascribed to it. There was no subsidiary equity that was non-admitted as of December 31, 2020 and 2019.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

6. Reserves for Future Policy Benefits

The balances for NNY’s major categories of reserves for future policy benefits and claims and settlements as of December 31 are summarized below:

	2020	2019
	(in thousands)
Life insurance	$9,032,753	$9,269,812
Health insurance	56,192	63,217
Total life and health insurance	9,088,945	9,333,029

Annuities	972,113	1,015,113

Subtotal	10,061,058	10,348,142
Supplementary contracts with life contingencies	85,107	84,624
All other	22,099	5,051
Total before reinsurance ceded	10,168,264	10,437,817
Less: Reinsurance ceded	335,026	353,790
Reserves for future policy benefits	$9,833,238	$10,084,027

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

The amount of individual insurance in force as of December 31, 2020 and 2019 for which the net premium exceeded the gross premium was $0.9 billion and $1.0 billion, respectively. As of December 31, 2020 and 2019, the Company carried an associated premium deficiency reserve of $4.8 million and $5.8 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 are as follows:

	2020
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$15,899	$6,611	$—	$22,510	1%
- at book value less surrender charge of 5% or more	32,171	—	—	32,171	2%
- at market value	—	—	860,648	860,648	46%
Total with market value adjustment or at fair value	48,070	6,611	860,648	915,329	49%
- at book value (minimal or no charge or adjustment)	653,530	—	—	653,530	34%
Not subject to discretionary withdrawal	308,084	—	3,457	311,541	17%
Total individual annuity actuarial reserves	1,009,684	6,611	864,105	1,880,400	100%
Less: Reinsurance ceded	8,276	—	—	8,276
Total individual annuity actuarial reserves, net of reinsurance	$1,001,408	$6,611	$864,105	$1,872,124

	2019
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$14,928	$6,930	$—	$21,858	1%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	910,676	910,676	46%
Total with market value adjustment or at fair value	14,928	6,930	910,676	932,534	47%
- at book value (minimal or no charge or adjustment)	722,467	—	—	722,467	37%
Not subject to discretionary withdrawal	304,832	—	3,166	307,998	16%
Total individual annuity actuarial reserves	1,042,227	6,930	913,842	1,962,999	100%
Less: Reinsurance ceded	8,814	—	—	8,814
Total individual annuity actuarial reserves, net of reinsurance	$1,033,413	$6,930	$913,842	$1,954,185

	2020
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,736	1,736	4%
Total with market value adjustment or at fair value	—	—	1,736	1,736	4%
- at book value (minimal or no charge or adjustment)	21,518	—	—	21,518	44%
Not subject to discretionary withdrawal	26,017	—	—	26,017	52%
Total group annuity actuarial reserves	47,535	—	1,736	49,271	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$47,535	$—	$1,736	$49,271

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2019
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,454	1,454	3%
Total with market value adjustment or at fair value	—	—	1,454	1,454	3%
- at book value (minimal or no charge or adjustment)	23,822	—	—	23,822	44%
Not subject to discretionary withdrawal	28,513	1	—	28,514	53%
Total group annuity actuarial reserves	52,335	1	1,454	53,790	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$52,335	$1	$1,454	$53,790

	2020
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	976	976	—%
Total with market value adjustment or at fair value	—	—	976	976	—%
- at book value (minimal or no charge or adjustment)	436,392	—	—	436,392	97%
Not subject to discretionary withdrawal	11,855	—	—	11,855	3%
Total deposit fund liabilities	448,247	—	976	449,223	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$448,247	$—	$976	$449,223

	2019
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,149	1,149	—%
Total with market value adjustment or at fair value	—	—	1,149	1,149	—%
- at book value (minimal or no charge or adjustment)	441,710	—	—	441,710	97%
Not subject to discretionary withdrawal	11,278	—	—	11,278	3%
Total deposit fund liabilities	452,988	—	1,149	454,137	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$452,988	$—	$1,149	$454,137

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2020:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$963,836
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	85,107
Exhibit 7, Deposit-type contracts, line 14, column 1	448,247
Subtotal	1,497,190

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	869,726
Exhibit 3, Line 0399999, column 2	2,726
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	976
Subtotal	873,428
Combined total	$2,370,618

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics of life actuarial reserves for NNY on a merged basis with FLIAC as of December 31, 2020 are as follows:

	General Account			Separate Account - Non-guaranteed
		General
	Account	Account		Account	Cash
	Value	Cash Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal,
surrender values or policy loans:
- Term policies with cash value	$1,332	$1,332	$8,512	$—	$—	$—
- Universal life	730,260	699,345	745,294	—	—	—
- Universal life with secondary guarantees	21,244	19,671	73,549	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary
guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,550,192	7,543,646	7,899,704	—	—	—
- Variable life	89,664	89,696	99,912	829,189	822,676	822,997
- Variable universal life	87,068	86,981	87,139	902,804	882,859	886,555
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal,
with no cash value:
- Term policies without cash value	XXX	XXX	118,641	XXX	XXX	—
- Accidental death benefits	XXX	XXX	610	XXX	XXX	—
- Disability-active lives	XXX	XXX	8,421	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	21,313	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	22,101	XXX	XXX	—

Total (gross: direct + assumed)	8,479,760	8,440,671	9,085,196	1,731,993	1,705,535	1,709,552
Less: Reinsurance ceded	198,226	198,226	300,971	—	—	—
Total, net	$8,281,534	$8,242,445	$8,784,225	$1,731,993	$1,705,535	$1,709,552

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics of life actuarial reserves for NNY on a stand-alone basis, excluding FLIAC, as of December 31, 2019 are as follows:

	General Account			Separate Account - Non-guaranteed
		General
	Account	Account		Account	Cash
	Value	Cash Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal,
surrender values or policy loans:
- Term policies with cash value	$1,058	$1,058	$7,814	$—	$—	$—
- Universal life	664,324	653,032	756,376	—	—	—
- Universal life with secondary guarantees	21,967	19,979	69,448	—	—	—
- Indexed universal life	17	15	15	—	—	—
- Indexed universal life with secondary
guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,562,874	7,562,874	7,933,315	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	87,943	84,935	88,411	733,948	708,844	734,130
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal,
with no cash value:
- Term policies without cash value	XXX	XXX	62,240	XXX	XXX	—
- Accidental death benefits	XXX	XXX	523	XXX	XXX	—
- Disability-active lives	XXX	XXX	4,993	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	22,835	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	4,527	XXX	XXX	—

Total (gross: direct + assumed)	8,338,183	8,321,893	8,950,497	733,948	708,844	734,130
Less: Reinsurance ceded	—	—	297,263	—	—	—
Total, net	$8,338,183	$8,321,893	$8,653,234	$733,948	$708,844	$734,130

Reconciliation of total life insurance and deposit fund liabilities for the year ended December 31, 2020:

Amount

Exhibit 5, Life insurance section, total (net)	$8,652,547
Exhibit 5, Accidental death benefits section, total (net)	596
Exhibit 5, Disability active lives section, total (net)	7,758
Exhibit 5, Disability disabled lives section, total (net)	17,317
Exhibit 5, Miscellaneous reserves section, total (net)	106,007
Subtotal	8,784,225

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,709,551
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	1,709,551
Combined total	$10,493,776

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reinsurance with unauthorized companies

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $11.7 million and $5.7 million as of December 31, 2020 and 2019, respectively, and are included in accrued expenses and general liabilities.

Reinsurance agreements with affiliates

An affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $73.3 million and $74.6 million at December 31, 2020 and 2019, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company will retrocede, and PHL will reinsure, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.1 billion and $1.1 billion as of December 31, 2020 and 2019, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

●	For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
●	NNY cedes up to 80% on policies in its term life insurance.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2020	2019	2018
Direct premiums and annuity considerations	$397,013	$486,745	$652,796
Reinsurance assumed - non-affiliate	8,260	8,774	8,848
Reinsurance assumed - affiliate	23,260	21,353	23,037
Reinsurance ceded - non-affiliate	(116,744)	(141,544)	(148,403)
Reinsurance ceded - affiliate	(5,838)	(6,205)	(6,292)
Net premiums and annuity considerations	$305,951	$369,123	$529,986

Direct commissions and expense allowance	$4,773	$8,788	$14,165
Reinsurance assumed - non-affiliate	301	244	324
Reinsurance assumed - affiliate	1,722	4,123	11,108
Reinsurance ceded - non-affiliate	(5,296)	(5,337)	(5,791)
Reinsurance ceded - affiliate	(8,399)	(7,903)	(7,400)
Net commissions and expense allowance	$(6,899)	$(85)	$12,406

Direct policy and contract claims incurred	$756,698	$684,718	$672,203
Reinsurance assumed - non-affiliate	49,865	36,408	81,154
Reinsurance assumed - affiliate	17,903	28,960	14,551
Reinsurance ceded - non affiliate	(230,480)	(223,694)	(233,389)
Reinsurance ceded - affiliate	(35,060)	(26,286)	(59,329)
Net policy and contract claims incurred	$558,926	$500,106	$475,190

Direct policy and contract claims payable	$149,775	$127,832
Reinsurance assumed - non-affiliate	62,705	20,522
Reinsurance assumed - affiliate	895	607
Reinsurance ceded - non-affiliate	(19,768)	(15,438)
Net policy and contract claims payable	$193,607	$133,523

Direct life insurance in force	$35,394,728	$37,815,845
Reinsurance assumed	2,989,602	2,955,890
Reinsurance ceded	(14,995,504)	(16,175,714)
Net insurance in force	$23,388,826	$24,596,021

In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $23.7 million, $16.3 million and $17.0 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $21.7 million as of December 31, 2017. As of December 31, 2018, $4.1 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $19.1 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $1.4 million of unfavorable prior year development since December 31, 2017. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $19.1 million as of December 31, 2018. As of December 31, 2019, $2.0 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $18.0 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.9 million of unfavorable prior year development since December 31, 2018. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $18.0 million as of December 31, 2019. As of December 31, 2020, $2.1 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $15.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.2 million of favorable prior year development since December 31, 2019. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

7. Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.8 million, $1.0 million and $1.3 million in 2020, 2019 and 2018, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $1.9 million as of December 31, 2020, payable as follows: 2021 - $0.6 million; 2022 - $0.5 million; 2023 - $0.5 million; 2024 - $0.3 million and 2025 - $0.

8. Electronic Data Processing Equipment

Electronic data processing (“EDP”) equipment and software, gross, as of December 31, 2020 and 2019 was $34.2 million and $34.5 million, respectively. EDP accumulated depreciation as of December 31, 2020 and 2019 was $32.3 million and $30.2 million, respectively. Depreciation for the year ended December 31, 2020, 2019 and 2018 was $2.1 million. $3.0 million and $3.7 million, respectively. EDP equipment and software are depreciated over 3 to 7 years, using the straight-line and method. Non-admitted EDP equipment totaled $1.9 million and $4.3 million as of December 31, 2020 and 2019, respectively.

9. Furniture and Fixtures

Furniture and equipment cost as of December 31, 2020 and 2019 was $5.0 million and $5.0 million, respectively. Accumulated depreciation as of December 31, 2020 and 2019 was $4.7 million and $4.6 million, respectively. Depreciation for the years ended December 31, 2020, 2019 and 2018 was $0.1 million, $0.2 million and $0.2 million, respectively. Non-admitted furniture and equipment totaled $0.3 million and $0.4 million as of December 31, 2020 and 2019, respectively.

Depreciation or amortization periods are generally 7 to 39 years for furniture and equipment, leasehold improvements, and building improvements. Depreciation or amortization is generally calculated using the straight-line method.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

10. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2020 were as follows:

Type of Business	Gross	Net of Loading
Ordinary new	$518	$518
Ordinary renewal	$63,051	$62,288
Total	$63,569	$62,806

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2019 were as follows:

Type of Business	Gross	Net of Loading
Ordinary renewal	$66,198	$68,103
Total	$66,198	$68,103

11. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2020 and 2019, the Company’s separate account statement included legally insulated assets of $2,616.2 million and $2,560.8 million, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2020, the general account of the Company had a maximum guarantee for separate account liabilities of $2.4 million. To compensate the general account for the risk taken, the separate account paid risk charges of $0.2 million, $0.2 million, $0.6 million, $0.6 million and $0.7 million for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively. The general account paid $0.5 million, $0.2 million, $0.6 million, $0.6 million and $1.1 million relating to separate account guarantees for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Reserves for separate account liabilities were $2,582.0 million and $2,526.9 million as of December 31, 2020 and 2019, respectively. Separate account premiums and other considerations received were $56.2 million, $77.7 million and $115.2 million for the years ended December 31, 2020 and 2019, and 2018 respectively, and were reported as revenue in the Statements of Income and Changes in Capital and Surplus. Withdrawals at market value were $177.5 million, $186.0 million and $134.2 million for the years ended December 31, 2020, 2019 and 2018, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds in the Statements of Income and Changes in Capital and Surplus were as follows:

	2020	2019	2018
Transfers to separate accounts	$56,232	$77,727	$115,248
Transfers from separate accounts	(215,831)	(243,367)	(190,850)
Other	78	(287)	(118)
Net transfers from separate account	(159,521)	(165,927)	(75,720)

Transfers as reported in the Statements of Income and
Changes in Capital and Surplus	$(159,521)	$(165,927)	$(75,720)

12. Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$165,585	$8,173	$173,758	$178,256	$6,235	$184,491	$(12,671)	$1,938	$(10,733)
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	165,585	8,173	173,758	178,256	6,235	184,491	(12,671)	1,938	(10,733)
Less: Deferred tax assets non-admitted	57,250	8,068	65,318	48,948	—	48,948	8,302	8,068	16,370
Subtotal net admitted deferred tax assets	108,335	105	108,440	129,308	6,235	135,543	(20,973)	(6,130)	(27,103)
Less: Deferred tax liabilities	69,812	105	69,917	75,952	319	76,271	(6,140)	(214)	(6,354)
Net deferred tax assets	$38,523	$—	$38,523	$53,356	$5,916	$59,272	$(14,833)	$(5,916)	$(20,749)

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years
recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets
expected to be realized after application
of the threshold limitation	38,523	—	38,523	53,356	5,916	59,272	(14,833)	(5,916)	(20,749)
1) Adjusted gross deferred tax assets
expected to be realized following the
balance sheet date	38,523	—	38,523	53,356	5,916	59,272	(14,833)	(5,916)	(20,749)
2) Adjusted gross deferred tax assets
allowed per limitation threshold	XXX	XXX	51,606	XXX	XXX	58,789	XXX	XXX	(7,183)
Adjusted gross deferred tax assets offset
by gross deferred tax liabilities	69,812	105	69,917	75,952	319	76,271	(6,140)	(214)	(6,354)
Deferred tax assets admitted as the
result of application of SSAP 101	$108,335	$105	$108,440	$129,308	$6,235	$135,543	$(20,973)	$(6,130)	$(27,103)

2020
Ratio percentage used to determine recovery period and threshold limitation amount	661%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$256,817

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

For the year ended December 31, 2019, the ratio percentage and amount of adjusted capital and surplus for NNY and FLIAC on a separate-company basis are shown in the below table:

	NNY	FLIAC
Ratio percentage used to determine recovery period and threshold limitation amount	930%	963%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$391,929	$83,120

	December 31, 2020		December 31, 2019		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$165,585	$8,173	$178,256	$6,235	$(12,671)	$1,938
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$108,335	$105	$129,308	$6,235	$(20,973)	$(6,130)
% of total net admitted adjusted
gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTA in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence, including a history of earnings and projected future income generation, to support that it is more likely than not that NNY will realize the tax benefits associated with its deferred tax assets and, consequently, it is not required to record a valuation allowance for statutory accounting purposes.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2020 and 2019 were as follows:

	2020	2019	Change
Current income tax:
Federal	$(38,902)	$14,854	$(53,756)
Subtotal	(38,902)	14,854	(53,756)
Federal income tax on net capital gains	13,160	(1,139)	14,299
Federal and foreign income tax expense (benefit) incurred	$(25,742)	$13,715	$(39,457)

Deferred tax assets:
Ordinary:
Future policyholder benefits	$48,375	$52,666	$(4,291)
Investments	54,586	56,169	(1,583)
Deferred acquisition costs	29,354	31,565	(2,211)
Policyholder dividends accrual	22,061	26,473	(4,412)
Compensation and benefits accrual	3,841	3,653	188
Tax credit carryforward	—	1,136	(1,136)
Other (including items <5% of total ordinary tax assets)	7,368	6,594	774
Subtotal	165,585	178,256	(12,671)
Non-admitted	57,250	48,948	8,302
Admitted ordinary deferred tax assets	$108,335	$129,308	$(20,973)

Capital:
Investments	$5,889	$3,701	$2,188
Other (including items <5% of total capital tax assets)	2,284	2,534	(250)
Subtotal	8,173	6,235	1,938
Admitted capital deferred tax assets	105	6,235	(6,130)
Admitted deferred tax assets	$108,440	$135,543	$(27,103)

Deferred tax liabilities:
Ordinary:
Investments	$40,035	$42,360	$(2,325)
Fixed assets	2,663	2,265	398
Policyholder reserves	21,444	25,784	(4,340)
Other (including items <5% of total ordinary tax liabilities)	5,670	5,543	127
Subtotal	69,812	75,952	(6,140)

Capital:
Investments	—	237	(237)
Other (including items <5% of total ordinary tax liabilities)	105	82	23
Subtotal	105	319	(214)
Deferred tax liabilities	69,917	76,271	(6,354)
Net admitted deferred tax assets (liabilities)	$38,523	$59,272	$(20,749)

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2020
			Effective
	Amount	Tax Effect	Tax Rate
Income before taxes	$(37,454)	$(7,865)	21.0%
Interest maintenance reserve	9,644	2,025	(5.4%)
Dividends received deduction	(10,092)	(2,119)	5.7%
NOL carryback	(46,201)	(9,702)	25.9%
Change in non-admitted assets	(1,157)	(243)	0.6%
Other, including prior year true-up	63	13	—%
Total statutory income tax	$(85,197)	$(17,891)	47.8%

Federal income taxes incurred		$(38,902)	103.9%
Tax on capital gains/(losses)		13,160	(35.1%)
Change in net deferred income tax expense/(benefit)		7,851	(21.0%)
Total statutory income tax		$(17,891)	47.8%

	December 31, 2019
			Effective
	Amount	Tax Effect	Tax Rate
Income before taxes	$13,263	$2,785	21.0%
Interest maintenance reserve	105	22	0.2%
Dividends received deduction	(12,655)	(2,658)	(20.0%)
Change in non-admitted assets	(4,293)	(902)	(6.8%)
Other, including prior year true-up	(1,767)	(371)	(2.8%)
Total statutory income tax	$(5,347)	$(1,123)	(8.5%)

Federal income taxes incurred		$17,437	131.5%
Tax on capital gains/(losses)		(1,139)	(8.6%)
Prior year overaccrual/(underaccrual)		(2,583)	(19.5%)
Change in net deferred income tax expense/(benefit)		(14,838)	(111.9%)
Total statutory income tax		$(1,123)	(8.5%)

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2018
			Effective
	Amount	Tax Effect	Tax Rate
	(in thousands)
Income before taxes	$102,792	$21,586	21.0%
Interest maintenance reserve	(15,028)	(3,156)	(3.1%)
Dividends received deduction	(7,924)	(1,664)	(1.6%)
Return to provision	6,449	1,354	1.3%
Change in non-admitted assets	4,413	927	0.9%
Rate change	(7,388)	(1,551)	(1.5%)
Other, including prior year true-up	4,123	865	0.8%
Total statutory income tax	$87,437	$18,361	17.9%

Federal income taxes incurred		$3,300	3.2%
Tax on capital gains/(losses)		1,561	1.5%
Prior year overaccrual/(underaccrual)		(2,524)	(2.5%)
Change in net deferred income tax expense/(benefit)		16,024	15.6%
Total statutory income tax		$18,361	17.9%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2020	2019
The Company had net operating losses of	$—	$—
The Company had capital loss carryforwards of	—	—
The Company had alternative minimum tax credit carryforwards of	—	1,136

As a result of The Tax Cuts and Jobs Act (the “TCJA”), the alternative minimum tax (“AMT”) is repealed and the related AMT credits were fully refunded in 2020. On March 27, 2020, President Trump signed into law H.R. 748, “Coronavirus Aid, Relief, and Economic Security Act,” the tax legislation commonly known as the CARES Act (the “Act”). Pursuant to 2303(b)(1) of the Act, a corporation is permitted to carry back losses arising from tax years 2018, 2019 and 2020 to each of the five tax years preceding the taxable year of such loss. The company has no recoupment benefit available for 2018, 2019 or 2020 tax years.

The Company had no net operating losses as of December 31, 2020.

The Company has no income tax expense for 2020, 2019 and 2018 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2020 or 2019.

The Company is subject to U.S. federal income tax examinations by tax authorities for years 2016 and after. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2020 and 2019. As of December 31, 2020, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

On July 1, 2020, The Company completed its acquisition of FLIAC. Effective July 8, 2020, FLIAC merged into the Company pursuant to a merger agreement. See Note 1 to these financial statements for additional information regarding the acquisition.

The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2020:

The Nassau Companies
The Nassau Companies of New York, Inc.
PM Holdings, Inc.
Nassau Life Insurance Company
Phoenix Founders, Inc.

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The TCJA provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% percent for tax years beginning after December 21, 2025. The Company is eligible to join as members of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2020 and 2019. Accordingly, the BEAT liability was $0 for the years ended December 31, 2020 and 2019.

	2020	2019
Gross AMT credit recognized as:
Current year recoverable	$1,135,752	$1,135,752
Deferred tax asset	—	1,135,752
Beginning balance of AMT credit carryforward	1,135,752	2,271,504
Amounts recovered	1,135,752	1,135,752
Ending balance of AMT credit	$—	$1,135,752
Reporting entity ending balance	$—	$1,135,752

13. Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $97.9 million, $93.1 million and $88.1 million for the years ended December 31, 2020, 2019 and 2018, respectively. The amounts payable to NCNY were $3.9 million and $5.2 million as of December 31, 2020 and 2019, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

1851 Securities, Inc. (“1851”), a wholly owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable life insurance policies and variable annuity contracts. The Company reimburses 1851 for commissions incurred on behalf of PHL and Nassau Life and Annuity Company (“NLA”). Commissions paid by the Company on behalf of PHL were $2.9 million, $3.3 million and $3.7 million for the years ended December 31, 2020, 2019 and 2018, respectively. PHL and NLA reimburse NNY for these payments. There were no amounts receivable from PHL or NLA as of December 31, 2020 and 2019.

The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $4.3 million, $44.6 million and $54.0 million for the years ended December 31, 2020, 2019 and 2018, respectively. Commissions paid by the Company on behalf of NLA were $74.9 million, $28.2 million and $0 for the years ended December 31, 2020, 2019 and 2018. The Company had amounts receivable from PHL and NLA of $0.2 million and $3.3 million as of December 31, 2020, respectively. The Company had amounts receivable from PHL and NLA of $1.1 million and $3.7 million as of December 31, 2019, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $17.8 million, $17.2 million and $17.5 million as of December 31, 2020, 2019 and 2018, respectively. Amounts receivable from NAMCO were $0 and $0.1 million for the years ended December 31, 2020 and 2019, respectively.

The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2019-II Ltd., and Nassau 2020-I Ltd. (the “Nassau CLOs”) totaling $114.3 million par with a fair value of $63.2 million and $87.0 million par with a fair value of $54.7 million at December 31, 2020 and 2019, respectively. The Nassau CLOs are managed by NCC CLO Manager, LLC, an affiliate of NNY.

The Company has investments in NCNY long-term bonds, which have a par value of $23.3 million and $21.1 million at December 31, 2020 and 2019, respectively, and a fair value of $13.6 million and $13.5 million at December 31, 2020 and 2019, respectively.

In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $13.1 million and $14.9 million at December 31, 2020 and 2019, respectively, and a fair value of $13.4 million and $14.9 million at December 31, 2020 and 2019, respectively, and recognized $1.1 million and $0.4 million of net investment income for the years ended December 31, 2020 and 2019, respectively. The Company’s equity investment in Nassau CFO was $97.0 million and $97.4 million at December 31, 2020 and 2019, respectively, and the Company recorded net investment income from Nassau CFO of $20.1 million and $17.0 million for the years ended December 31, 2020 and 2019, respectively.

PHL provides premium processing services for the Company, wherein PHL receives payments on the Company’s annuity contracts and forwards those payments to the Company. In connection with these services, the Company had amounts receivable from PHL of $0 and $5.2 million as of December 31, 2020 and 2019, respectively. PHL did not charge any fees for this service.

Prior to the merger, FLIAC and certain former affiliates of FLIAC, under various cost sharing allocation agreements, shared office space, data processing and other facilities and management personnel. Charges for these services were based upon FLIAC’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the years ended December 31, 2019 and 2018, FLIAC incurred approximately $4.5 million and $4.2 million, respectively, for these services. FLIAC paid a former affiliate $7.4 million and $20.8 million during 2019 and 2018, respectively for commissions relating to the sale of its products. In addition, FLIAC incurred $4.3 million in 2019 and $0.5 million in 2018 for management fees paid to its former parent.

See Note 6 for additional information on reinsurance agreements with affiliates.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2020, no amounts were overdue.

14. Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

We use pricing vendors to estimate fair value for the majority of our public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When our pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Surplus debentures and certified capital companies (“capcos”)

Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.

The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or our own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

●	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
●	Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
●	Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2020
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$624	$6,891	$7,515
Preferred stock	—	—	14,265	14,265
Common stock [1]	2,731	—	52,098	54,829
Subtotal	2,731	624	73,254	76,609

Derivative assets	—	390	—	390
Separate account assets	2,611,254	4,925	—	2,616,179
Total assets at fair value	$2,613,985	$5,939	$73,254	$2,693,178

Liabilities at fair value:
Derivative liabilities	$—	$1,540	$—	$1,540
Total liabilities at fair value	$—	$1,540	$—	$1,540
____________________

[1]	Includes $2,648 Class A Membership FHLB common stock.

	2019
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$18,925	$4,611	$23,536
Preferred stock	—	—	9,370	9,370
Common stock [1]	96	2,297	54,825	57,218
Subtotal	96	21,222	68,806	90,124

Derivative assets	—	6,843	—	6,843
Separate account assets	2,553,576	7,184	—	2,560,760
Total assets at fair value	$2,553,672	$35,249	$68,806	$2,657,727
____________________

[1]	Includes $2,297 Class A Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2020	2019
Level 3 Assets:
Balance, beginning of period	$68,806	$70,097
Purchases	15,653	12,905
Sales	(22,148)	(3,977)
Settlements	(4,192)	—
Transfers into Level 3	23,719	5,862
Transfers out of Level 3	(7,609)	(16,957)
Realized gains (losses)	(2,915)	(3,561)
Unrealized gains (losses)	1,940	4,437
Balance, end of period	$73,254	$68,806

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2020 and 2019 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2020 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2019 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2020 and 2019.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2020 and the level within the fair value hierarchy:

						Not
						Practicable
	Aggregate	Admitted				(Carrying
	Fair Value	Assets	Level 1	Level 2	Level 3	Value)
Financial Instruments:
Bonds	$8,263,884	$7,394,807	$—	$5,794,387	$2,469,497	$—
Preferred stock	73,712	66,459	—	40,363	33,349	—
Common stock	54,829	54,829	2,730	—	52,099	—
Mortgage loans	519,631	498,963	—	—	519,631	—
Surplus debentures & capcos	92,892	78,839	—	81,860	11,032	—
Cash, cash equivalents & short terms	151,041	151,011	144,554	6	6,481	—
Derivatives	390	—	—	390	—	—
Separate account assets	2,616,179	2,616,179	2,611,254	4,925	—	—
Total financial instruments	$11,772,558	$10,861,087	$2,758,538	$5,921,931	$3,092,089	$—

As of December 31, 2020, the Company had no investments where it is not practicable to estimate fair value.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2019 and the level within the fair value hierarchy:

						Not
						Practicable
	Aggregate	Admitted				(Carrying
	Fair Value	Assets	Level 1	Level 2	Level 3	Value)
Financial Instruments:
Bonds	$8,663,238	$8,089,866	$—	$6,232,721	$2,430,517	$—
Preferred stock	104,983	95,933	—	65,203	39,780	—
Common stock	57,218	57,218	96	2,297	54,825	—
Mortgage loans	406,978	400,498	—	—	406,978	—
Surplus debentures & capcos	15,000	13,062	—	3,872	11,128	—
Cash, cash equivalents & short terms	117,696	117,696	117,696	—	—	—
Derivatives	6,843	—	—	6,843	—	—
Separate account assets	2,560,760	2,560,760	2,553,576	7,184	—	—
Total financial instruments	$11,932,716	$11,335,033	$2,671,368	$6,318,120	$2,943,228	$—

As of December 31, 2019, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2020 and 2019, Level 3 bonds were primarily private placement debt securities priced using our internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

15. Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2020 and 2019 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. No affiliate holds any portion of the notes.

Below are the details on the outstanding surplus notes (amounts in millions):

					Carrying	Carrying	Unapproved
			Original	Note Holder	Value of	Value of	Interest
	Date	Interest	Issue Amount	a Related	Notes	Notes	and/or
Item #	Issued	Rate	of Note	Party (Y/N)	Prior Year	Current Year	Principal
1000	12/15/2004	7.15%	$175.0	N	$126.3	$126.3	$—
Total			$175.0		$126.3	$126.3	$—

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	Current		Current
	Year	Life-to-Date	Year	Current
	Interest	Interest	Interest	Year	Life-to-Date
	Expense	Expense	Offset	Principal	Principal	Date of
Item #	Recognized	Recognized	Percentage	Paid	Paid	Maturity
1000	$9.1	$162.6	N/A	$—	$48.3	12/15/2034
Total	$9.1	$162.6		$—	$48.3

Were
Surplus Note
		Surplus Note	proceeds used
	Are	payments	to purchase			Principal		Is Liquidity
	Surplus Note	subject to	an asset	Is Asset		Amount of		Source a
	payments	administrative	directly from	Issuer a		Assets	Book/Adjusted	Related
	contractually	offsetting	the holder of	Related		Received	Carrying	Party to
	linked	provisions	the surplus	Party	Types of	Upon	Value of	the Issuer
Item #	(Y/N)	(Y/N)	(Y/N)	(Y/N)	Assets	Issuance	Assets	(Y/N)
1000	N	N	N	N	Cash	$173.9	$173.9	N
Total						$173.9	$173.9

The impact of any restatement due to prior quasi-reorganizations is a follows:

		Change in
		Gross
		Paid-in and
	Change in	Contributed
	Surplus	Surplus
2016	$—	$(896.9)

16. Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

17. Other Commitments

The Company has an outstanding commitment to purchase $50.0 million in investment grade rated infrastructure bonds through an outside investment advisor. The commitment currently expires on January 5, 2022. The arrangement may be terminated prior to funding the committed amount at the discretion of the Company subject to certain standard provisions for notice and immaterial fees. As of December 31, 2020, $46.2 million has been funded.

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2020, the Company had unfunded commitments of $103.7 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2020, the Company had open commitments of $36.4 million.

18. Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2020 and 2019, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2020	2019	2020	2019
Swaps	$250,000	$75,000	$—	$—
Total	$250,000	$75,000	$—	$—
____________________

*	Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2020, the Company held $13.7 million of collateral.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

19. Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2020 and 2019 were $2.5 million.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)

20. The Merger

On July 1, 2020, NNY completed its acquisition of Foresters Financial Holding Company, Inc. and Foresters Life Insurance and Annuity Company from The Independent Order of Foresters, for a purchase price of $207.8 million after receipt of insurance regulatory approval by the NYDFS on June 17, 2020. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of FLIAC was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2020 (the date of the last quarterly filings for NNY and FLIAC) were as follows (in millions):

	NNY	FLIAC
Revenue	$340.4	$54.6
Net income (loss)	$(14.1)	$3.8
Other surplus adjustments	$(13.3)	$—

The Statement of Admitted Assets, Liabilities, Capital and Surplus previously reported for the year ended December 31, 2019 and the Statements of Income and Changes in Capital and Surplus and the Statements of Cash Flows as of and for all years ended December 31, 2019 and December 31, 2018 have been restated for the Merger in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors.

The statutory merger adjustment of $120.5 million reported as a change to capital and surplus in 2018 includes an amount of $207.8 million that represents the agreed purchase price for FLIAC, net of FLIAC’s statutory surplus as of January 1, 2018 (the earliest period presented) and net of FLIAC’s net income and surplus changes (primarily capital contributions received from FLIAC’s former parent) reported in these financial statements through the acquisition date of July 1, 2020. For 2020 and 2019, the merger adjustments line includes $4.1 million and $32.3 million, respectively, as reductions to capital and surplus related to FLIAC’s net income and other surplus changes in each of those years. In addition to the historical balances of FLIAC that have been combined in the merger restatement, the December 31, 2019 Statement of Admitted Assets, Liabilities, Capital and Surplus includes a liability for the purchase price paid on July 1, 2020, adjusted for the 2020 pre-acquisition net income and surplus changes discussed above.

21. Subsequent Events

The Company evaluated events subsequent to December 31, 2020 and through April 16, 2021, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2020
(in thousands)

			Amount shown
	Amortized	Fair	in the
	Cost	Value	balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$302,316	$294,494	$302,360
States, municipalities and political subdivisions	30,490	37,150	30,490
Foreign governments	69,891	81,685	69,891
All other corporate bonds [1]	6,893,255	7,760,449	6,890,997
Redeemable preferred stock	—	—	—
Total fixed maturities	7,295,952	8,173,778	7,293,738
Equity securities:
Common stock:
Industrial, miscellaneous and all other	29,668	54,829	54,829
Nonredeemable preferred stock	66,968	73,712	66,459
Total equity securities	96,636	128,541	121,288
Mortgage loans	498,963	518,133	498,963
Real estate, at depreciated cost	31,540	XXX	31,540
Contract loans	2,472,236	XXX	2,472,236
Other invested assets [2]	425,704	439,757	421,933
Cash and short-term investments	151,011	151,040	151,011
Receivables for securities	22,085	XXX	22,085
Total cash and invested assets	$10,994,127		$11,012,794
____________________

[1]	Amortized cost and fair value amounts exclude $103,699 and $90,105, respectively, of related-party bonds.
[2]	Difference between amortized cost and amount on balance sheet relates to $3,770 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2019	(continued)
(in thousands)

			Amount shown
	Amortized	Fair	in the
	Cost	Value	balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$285,249	$303,620	$285,249
States, municipalities and political subdivisions	1,201,516	1,288,412	1,201,516
Foreign governments	58,433	66,756	58,433
All other corporate bonds [1]	6,529,368	6,990,994	6,544,668
Redeemable preferred stock	997	3,225	997
Total fixed maturities	8,075,563	8,653,007	8,090,863
Equity securities:
Common stock:
Industrial, miscellaneous and all other	57,218	57,218	57,218
Nonredeemable preferred stock	94,936	101,758	94,936
Total equity securities	152,154	158,976	152,154
Mortgage loans	400,498	406,978	400,498
Real estate, at depreciated cost	30,859	XXX	30,859
Contract loans	2,441,726	XXX	2,441,726
Other invested assets [2]	349,537	351,476	344,563
Cash and short-term investments	117,696	117,696	117,696
Receivables for securities	2,628	XXX	2,628
Total cash and invested assets	$11,570,661		$11,580,987
____________________

[1]	Amortized cost and fair value amounts exclude $15,300 and $13,455, respectively, of related-party bonds.
[2]	Difference between amortized cost and amount on balance sheet relates to $4,974 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Insurance Information
For the years ended December 31, 2020 and 2019
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy	Other
	benefits,	policy claims	Premium	Net	Benefits,	Other
	losses and	and benefits	and annuity	investment	claims and	operating
	claims	payable	considerations	income	losses	expenses
2020:
Insurance Segment	$10,387,313	$193,607	$305,951	$573,404	$570,553	$136,904

2019:
Insurance Segment	$10,664,893	$133,523	369,123	$601,375	$600,094	$147,152

2018:
Insurance Segment			$529,986	$630,123	$711,983	$130,829

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2020, 2019 and 2018
(in thousands)

	Gross	Reinsurance	Reinsurance	Net	Percentage of
	amount	ceded	assumed	amount	assumed to net
Life insurance in force:
2020	$35,394,728	$14,995,504	$2,989,602	$23,388,826	13%
2019	37,815,845	16,175,714	2,955,890	24,596,021	12%
2018	40,349,451	19,739,025	2,927,687	23,538,113	12%

Life insurance premiums:
2020	$397,013	$122,582	$31,520	$305,951	10%
2019	486,745	147,749	30,127	369,123	8%
2018	652,796	154,696	31,885	529,985	6%

See accompanying independent auditors’ report.

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Financial Statements

December 31, 2020

(With Report of Independent Registered Public Accounting Firm Thereon)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company and Contract Owners of First Investors Life Level Premium Variable Life Insurance Separate Account B:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix that comprise First Investors Life Level Premium Variable life Insurance Separate Account B (collectively, the Separate Account) as of December 31, 2020, the related statements of operations for the year or period then ended (as described in the Appendix), the statements of changes in net assets for each of the years or periods (as described in the Appendix) in the two-year period then ended, and the related notes including the financial highlights in Note 6 for each of the years or periods (as described in the Appendix) in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2020, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the Nassau Insurance Group Holdings’ separate accounts since 2015.

Hartford, Connecticut
April 12, 2021

1

Appendix

Statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.

Goldman Sachs VIT Government Money Market
Delaware VIP Fund for Income
Delaware VIP Growth & Income
Delaware VIP Special Situations
Delaware VIP International
Delaware VIP Growth Equity
Delaware VIP Investment Grade
Delaware VIP Limited Duration Bond
Delaware VIP Opportunity
Delaware VIP Total Return
Delaware VIP Equity Income

Statement of operations for the period from January 1, 2020 to December 11, 2020 (closure), statements of changes in net assets for the period from January 1, 2020 to December 11, 2020 and the year ended December 31, 2019, and the financial highlights for the period from January 1, 2020 to December 11, 2020 and each of the years in the three-year period ended December 31, 2019 and the period from May 2, 2016 to December 31, 2016.

Covered Call Strategy

Financial highlights for the period from January 1, 2018 to August 17, 2018 (closure) and each of the years in the two-year period ended December 31, 2017.

Real Estate

Financial highlights for the period from January 1, 2018 to December 14, 2018 (closure) and each of the years in the two-year period ended December 31, 2017.

Government
Balanced Income

2

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statement of Assets and Liabilities
December 31, 2020

	Goldman Sachs	Delaware VIP	Delaware VIP	Delaware VIP		Delaware VIP
	VIT Government	Fund for	Growth &	Special	Delaware VIP	Growth
	Money Market	Income	Income	Situations	International	Equity
Assets:
Investments at net asset value (note 3):
Number of shares	4,051,102	6,891,579	11,060,996	5,336,183	5,344,174	2,184,888
Cost	$4,051,102	$46,391,830	$330,124,735	$140,493,932	$94,969,851	$24,597,251
Investment at Fair Value	$4,051,102	$44,381,767	$311,588,245	$146,211,423	$102,394,367	$43,238,940

Liabilities:
Payable to Nassau Life Insurance Company	54,951	379,686	2,322,965	1,120,958	812,401	388,203
Net assets	3,996,151	44,002,081	309,265,280	145,090,465	101,581,966	42,850,737
Net assets represented by
contracts in accumulation period	$3,996,151	$44,002,081	$309,265,280	$145,090,465	$101,581,966	$42,850,737

Outstanding Units:
ISP and ISP Choice	184,862	571,987	1,917,963	1,056,352	1,342,752	1,350,619
ISP 10 Express	35,911	96,040	301,126	225,012	134,272	75,618

Unit Value:
ISP and ISP Choice	$20.139	$75.295	$159.458	$134.771	$74.681	$30.366
ISP 10 Express	$9.096	$13.476	$18.640	$16.809	$15.357	$29.114

3	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statement of Assets and Liabilities
December 31, 2020

	Delaware VIP	Delaware VIP			Delaware VIP
	Investment	Limited Duration	Delaware VIP	Delaware VIP	Equity
	Grade	Bond	Opportunity	Total Return	Income
Assets:
Investments at net asset value (note 3):
Number of shares	1,482,131	736,565	1,009,884	524,843	3,213,454
Cost	$15,874,942	$6,902,418	$14,905,069	$6,383,983	$48,657,160
Investment at Fair Value	$17,192,725	$7,174,144	$17,269,023	$6,592,024	$51,800,885

Liabilities:
Payable to Nassau Life Insurance Company	172,484	52,376	129,911	49,133	434,508
Net assets	17,020,241	7,121,768	17,139,112	6,542,891	51,366,377
Net assets represented by
contracts in accumulation period	$17,020,241	$7,121,768	$17,139,112	$6,542,891	$51,366,377

Outstanding Units:
ISP and ISP Choice	366,329	673,970	526,636	329,556	997,083
ISP 10 Express	47,004	19,148	267,993	107,781	65,794

Unit Value:
ISP and ISP Choice	$45.253	$10.305	$22.293	$15.361	$50.709
ISP 10 Express	$12.620	$9.648	$20.550	$14.159	$18.117

See accompanying notes to financial statements

4	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statement of Operations
Year ended December 31, 2020

	Goldman Sachs	Delaware VIP	Delaware VIP	Delaware VIP		Delaware VIP
	VIT Government	Fund for	Growth &	Special	Delaware VIP	Growth
	Money Market	Income	Income	Situations	International	Equity
Investment income:
Income:
Dividends	$4,664	$2,443,193	$5,611,738	$2,026,145	$—	$144,405
Expenses:
Mortality and expense risks (note 5)	15,786	221,367	1,453,036	637,183	479,001	197,924
Net investment income (loss)	(11,122)	2,221,826	4,158,702	1,388,962	(479,001)	(53,519)

Realized gain on investments:
Realized gain distributions	—	—	82,385,730	10,962,211	24,107,310	2,215,590
Realized gain (loss) on investments	—	(285,225)	(1,251,702)	(559,100)	241,039	702,155
Realized gains (losses)	—	(285,225)	81,134,028	10,403,111	24,348,349	2,917,745

Change in unrealized appreciation
(depreciation) on investments	—	1,081,383	(90,033,106)	(16,044,526)	(17,756,787)	6,825,790
Net increase (decrease) in net
assets resulting from operations	$(11,122)	$3,017,984	$(4,740,376)	$(4,252,453)	$6,112,561	$9,690,016

5	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statement of Operations
Year ended December 31, 2020

	Delaware VIP	Delaware VIP				Delaware VIP
	Investment	Limited Duration	Delaware VIP	Delaware VIP	Covered Call	Equity
	Grade	Bond	Opportunity	Total Return	Strategy*	Income
Investment income:
Income:
Dividends	$578,305	$193,490	$91,385	$117,997	$58,960	$1,146,718
Expenses:
Mortality and expense risks (note 5)	86,422	36,299	111,810	41,191	10,992	242,315
Net investment income (loss)	491,883	157,191	(20,425)	76,806	47,968	904,403

Realized gain on investments:
Realized gain distributions	352,073	—	2,232,280	543,734	208,131	10,586,193
Realized gain (loss) on investments	21,483	18,296	21,868	(7,964)	(66,072)	91,621
Realized gains (losses)	373,556	18,296	2,254,148	535,770	142,059	10,677,814

Change in unrealized appreciation
(depreciation) on investments	872,216	5,052	(470,811)	(553,149)	(253,236)	(12,218,579)
Net increase (decrease) in net
assets resulting from operations	$1,737,655	$180,539	$1,762,912	$59,427	$(63,209)	$(636,362)

* For period January 1, 2020 to December 11, 2020.

See accompanying notes to financial statements

6

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Years ended December 31, 2020 and 2019

	Goldman Sachs VIT		Delaware VIP		Delaware VIP		Delaware VIP
	Government Money Market		Fund for Income		Growth & Income		Special Situations
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(11,122)	$16,579	$2,221,826	$2,066,178	$4,158,702	$3,281,917	$1,388,962	$278,684
Realized gain distributions	—	—	—	—	82,385,730	49,403,131	10,962,211	10,027,599
Realized gain (loss) on investments	—	—	(285,225)	(271,111)	(1,251,702)	2,626,986	(559,100)	557,529
Change in unrealized appreciation (depreciation) on investments	—	—	1,081,383	3,069,007	(90,033,106)	12,373,978	(16,044,526)	15,348,701
Net increase (decrease) in net assets resulting from operations	(11,122)	16,579	3,017,984	4,864,074	(4,740,376)	67,686,012	(4,252,453)	26,212,513

From contract transactions:
Net insurance premiums from contract owners	88,817	122,657	813,607	1,038,252	3,642,878	4,666,274	2,520,765	3,212,097
Cost of insurance (note 5)	(66,518)	(47,699)	(682,677)	(645,044)	(3,856,576)	(4,132,539)	(1,660,408)	(1,950,361)
Transfers upon closing of sub-accounts	1,703,535	—	—	—	—	—	—	—
Transfers between sub-accounts	566,959	637,182	(12,570)	(81,733)	(855,783)	(1,100,650)	(276,930)	(355,128)
Transfers for contract benefits and terminations	(689,398)	(273,787)	(2,091,154)	(2,391,862)	(12,452,360)	(13,793,347)	(5,532,693)	(6,639,167)
Increase (decrease) in net assets derived from contract
transactions	1,603,395	438,353	(1,972,794)	(2,080,387)	(13,521,841)	(14,360,262)	(4,949,266)	(5,732,559)
Net increase (decrease) in net assets	1,592,273	454,932	1,045,190	2,783,687	(18,262,217)	53,325,750	(9,201,719)	20,479,954

Net assets:
Beginning of year	2,403,878	1,948,946	42,956,891	40,173,204	327,527,497	274,201,747	154,292,184	133,812,230
End of year	$3,996,151	$2,403,878	$44,002,081	$42,956,891	$309,265,280	$327,527,497	$145,090,465	$154,292,184

7	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Years ended December 31, 2020 and 2019

	Delaware VIP		Delaware VIP		Delaware VIP		Delaware VIP
	International		Growth Equity		Investment Grade		Limited Duration Bond
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(479,001)	$247,173	$(53,519)	$(74,113)	$491,883	$496,283	$157,191	$7,608
Realized gain distributions	24,107,310	7,752,930	2,215,590	1,794,032	352,073	—	—	—
Realized gain (loss) on investments	241,039	945,746	702,155	292,782	21,483	(7,574)	18,296	9,298
Change in unrealized appreciation (depreciation) on investments	(17,756,787)	11,228,835	6,825,790	4,592,925	872,216	1,251,873	5,052	220,030
Net increase (decrease) in net assets resulting from operations	6,112,561	20,174,684	9,690,016	6,605,626	1,737,655	1,740,582	180,539	236,936

From contract transactions:
Net insurance premiums from contract owners	1,530,725	2,120,921	1,425,802	1,651,096	493,578	682,785	236,401	307,577
Cost of insurance (note 5)	(1,280,698)	(1,249,221)	(547,130)	(471,203)	(270,956)	(243,958)	(118,421)	(106,385)
Transfers upon closing of sub-accounts	—	—	—	—	—	—	—	—
Transfers between sub-accounts	(435,499)	(747,946)	220,398	706,431	265,196	202,486	394,270	51,197
Transfers for contract benefits and terminations	(4,064,627)	(4,283,490)	(2,183,507)	(1,694,950)	(1,007,777)	(1,017,512)	(359,903)	(383,966)
Increase (decrease) in net assets derived from contract
transactions	(4,250,099)	(4,159,736)	(1,084,437)	191,374	(519,959)	(376,199)	152,347	(131,577)
Net increase (decrease) in net assets	1,862,462	16,014,948	8,605,579	6,797,000	1,217,696	1,364,383	332,886	105,359

Net assets:
Beginning of year	99,719,504	83,704,556	34,245,158	27,448,158	15,802,545	14,438,162	6,788,882	6,683,523
End of year	$101,581,966	$99,719,504	$42,850,737	$34,245,158	$17,020,241	$15,802,545	$7,121,768	$6,788,882

8	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Years ended December 31, 2020 and 2019

	Delaware VIP		Delaware VIP				Delaware VIP
	Opportunity		Total Return		Covered Call Strategy		Equity Income
	2020	2019	2020	2019	2020*	2019	2020	2019
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(20,425)	$(23,301)	$76,806	$40,079	$47,968	$8,036	$904,403	$1,238,747
Realized gain distributions	2,232,280	307,564	543,734	96,290	208,131	—	10,586,193	4,249,137
Realized gain (loss) on investments	21,868	37,294	(7,964)	25,111	(66,072)	5,348	91,621	483,544
Change in unrealized appreciation (depreciation) on investments	(470,811)	2,738,306	(553,149)	696,054	(253,236)	323,559	(12,218,579)	4,031,967
Net increase (decrease) in net assets resulting from operations	1,762,912	3,059,863	59,427	857,534	(63,209)	336,943	(636,362)	10,003,395

From contract transactions:
Net insurance premiums from contract owners	2,329,746	2,496,800	744,941	807,963	201,099	244,579	914,220	1,236,582
Cost of insurance (note 5)	(346,738)	(358,740)	(151,756)	(153,412)	(28,814)	(48,331)	(650,385)	(692,505)
Transfers upon closing of sub-accounts	—	—	—	—	(1,703,535)	—	—	—
Transfers between sub-accounts	(38,823)	183,798	420,725	204,695	(270,262)	180,504	7,822	112,766
Transfers for contract benefits and terminations	(1,287,798)	(883,145)	(546,898)	(439,410)	(240,622)	(110,956)	(2,184,942)	(2,169,941)
Increase (decrease) in net assets derived from contract
transactions	656,387	1,438,713	467,012	419,836	(2,042,134)	265,796	(1,913,285)	(1,513,098)
Net increase (decrease) in net assets	2,419,299	4,498,576	526,439	1,277,370	(2,105,343)	602,739	(2,549,647)	8,490,297

Net assets:
Beginning of year	14,719,813	10,221,237	6,016,452	4,739,082	2,105,343	1,502,604	53,916,024	45,425,727
End of year	$17,139,112	$14,719,813	$6,542,891	$6,016,452	$—	$2,105,343	$51,366,377	$53,916,024

* For period January 1, 2020 to December 11, 2020.

See accompanying notes to financial statements

9

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2020

(1)	Organization

First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B”) is a separate account of Nassau Life Insurance Company (“NNY”, the “Company”, “we” or “us”). NNY is a wholly-owned subsidiary of The Nassau Companies of New York (“NCNY”), whose ultimate parent is Nassau Insurance Group Holdings G.P., LLC (“Nassau”). Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. NCNY is a holding company for NNY.

Separate Account B was established by Foresters Life Insurance and Annuity Company (“FLIAC”) and operates in accordance with the regulations of the New York State Department of Financial Services (the “NYDFS”). On July 1, 2020, NNY completed its acquisition of 100% of the outstanding common stock of FLIAC from The Independent Order of Foresters, after receipt of insurance regulatory approval by the NYDFS. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement.

Separate Account B is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Separate Account B currently consists of 11 investment options (also known as “sub-accounts”) that invest in shares of underlying mutual funds (“Funds”). Until October 4, 2019, the assets of Separate Account B were used to purchase shares of First Investors Life Series Funds, an open-end diversified management investment company registered under the 1940 Act. On October 4, 2019, each series of the First Investors Life Series Funds managed by Foresters Investment Management Company (“FIMCO”), an affiliate of FLIAC, reorganized into a substantially similar series of the Delaware VIP Trust, managed by Delaware Management Company, a series of Macquarie Investment Management Business Trust.

NNY offers a level premium variable life insurance policy through Separate Account B with either a fully underwritten option or a non-medically underwritten option. A fully underwritten policy offers six premium payment periods: a 12-year option (Insured Series Policy or “ISP”), a 10-year option (ISP Choice 10), a 15-year option (ISP Choice 15), a 20-year option (ISP Choice 20), an option to pay until age 65 (ISP Choice 65), and an option to pay until age 100 (ISP Choice Whole Life), collectively, ISP Choice. A non-medically underwritten policy is only available in a 10-year premium payment option, referred to as ISP10 Express. New policies of ISP, ISP Choice 10, ISP10 Express, ISP Choice 20 and ISP Choice 65 are no longer available for sale. Policyholders may continue to make additional payments under their respective Policy.

The contract holder directs the deposits into the sub-accounts that comprise Separate Account B and bears the investment risk if the sub-accounts do not meet their stated investment objectives. The sub-accounts invest in the Goldman Sachs VIT Government Money Market Fund and the following underlying Delaware VIP Fund Series portfolios: Fund for Income, Growth & Income, Special Situations, International, Growth Equity, Investment Grade, Limited Duration Bond, Opportunity, Total Return, and Equity Income.

10	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2020

On December 4, 2020 shares of the Delaware VIP Government Cash Management Series, the underlying portfolio for the Government Cash Management sub-account, were exchanged for shares of the Goldman Sachs VIT Government Money Market Fund with the same aggregate net asset value, and the sub-account name was changed to Goldman Sachs VIT Government Money Market. The Covered Call Strategy sub-account was closed on December 11, 2020. Shares of the Covered Call Strategy sub-account were exchanged for shares of the Goldman Sachs VIT Government Money Market sub-account with the same aggregate net asset value on the closing date.

The Delaware VIP Fund for Income, Delaware VIP Growth & Income, Delaware VIP Special Situations, Delaware VIP International, Delaware VIP Growth Equity, Delaware VIP Investment Grade, Delaware VIP Limited Duration Bond, Delaware VIP Opportunity, Delaware VIP Total Return, and Delaware VIP Equity Income sub-accounts were formerly named Fund for Income, Growth & Income, Special Situations, International, Growth Equity, Investment Grade, Limited Duration Bond, Opportunity, Total Return, and Equity Income, respectively.

NNY and Separate Account B are subject to regulation by the NYDFS and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other assets and liabilities and are legally insulated and not subject to claims against NNY’s general account assets.

(2)	Significant Accounting Policies

(a)	Basis of Presentation

The financial statements of Separate Account B are presented in conformity with U.S. generally accepted accounting principles (“GAAP”) based on guidance in Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

(b)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

11	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2020
(c)	Fair Value Measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of investments in Separate Account B is determined using valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (“FASB”). The three levels of inputs within this hierarchy are described below:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account B has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account B’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement, which amends ASC 820 to add, remove, and modify fair value measurement disclosure requirements. The guidance is effective for all entities for fiscal years beginning after December 15, 2019. Separate Account B adopted the provisions of this guidance for its fiscal year beginning January 1, 2020 and adoption did not have an impact on the financial position, results of operations or changes in net assets of Separate Account B.

12	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2020
(d)	Subsequent Events

Management has evaluated subsequent events from the balance sheet date through April 12, 2021, the date that the financial statements were available to be issued.

The Company is continuously monitoring the market and economic turbulence arising from COVID-19, which was declared a pandemic in March 2020 by the World Health Organization. The pandemic, along with efforts to slow and manage the spread of the virus, have resulted in unprecedented impacts on the economy; however, significant monetary support by the Federal Reserve has softened the impact of COVID-19 on capital markets. These conditions directly and indirectly affect the companies in which Separate Account B’s underlying Funds invest, which has impacted the valuation of the Funds. While capital markets have improved, the fundamental impacts of COVID-19 persist and will continue to do so until vaccines are widely available and administered. In light of the uncertainty as to the length or severity of this pandemic, the Company cannot reasonably estimate the full impact of the pandemic on Separate Account B at this time, although it could be material. To date the Funds’ shares continue to be redeemed in the normal course of business at the current NAV.

(e)	Investments

Shares of the Funds held by each of the sub-accounts of Separate Account B are valued at net asset value (“NAV”) per share of such Funds, which value the underlying investment securities at fair value on a daily basis. The NAV is a Level 1 input within the FASB fair value hierarchy since there is a readily determinable market, there are no restrictions on the Funds’ redemption and sufficient transaction volumes exists. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value. Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

(f)	Investment Income

Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date. Realized gains and losses are recorded on a trade date basis. Reinvested realized gain distributions are recorded when received. Average cost is used as the basis of investments held and sold. The change in the value of the Funds is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.

13	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2020
(g)	Federal Income Taxes

NNY is taxed as a life insurance entity under the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) and it together with the operations of Separate Account B are included in the consolidated federal income tax return of NCNY. NCNY is no longer subject to U.S. federal income tax examination by tax authorities for years before 2016. Separate Account B is not taxed as a regulated investment company under Subchapter M of the Code. Under current provision of the Code, NNY does not expect to incur federal income taxes on the earnings of Separate Account B to the extent that the earnings are credited under the contracts. Based on this expectation, no charge is being made to Separate Account B for federal income taxes. NNY will periodically review the tax liability of Separate Account B in the event of changes in the tax law and may assess a charge in future years for any federal income taxes that would be applied against Separate Account B.

(3)	Investments

At December 31, 2020, investments in Funds in which the sub-accounts of Separate Account B invest, were presented using the NAV of the Funds. There were no transfers between the Levels in the FASB fair value hierarchy during the year ended December 31, 2020.

Investments consist of the following as of December 31, 2020:

		Net asset	Fair
	Shares	value	value	Cost
Goldman Sachs VIT Government Money Market	4,051,102	$1.00	$4,051,102	$4,051,102
Delaware VIP Fund for Income	6,891,579	$6.44	$44,381,767	$46,391,830
Delaware VIP Growth & Income	11,060,996	$28.17	$311,588,245	$330,124,735
Delaware VIP Special Situations	5,336,183	$27.40	$146,211,423	$140,493,932
Delaware VIP International	5,344,174	$19.16	$102,394,367	$94,969,851
Delaware VIP Growth Equity	2,184,888	$19.79	$43,238,940	$24,597,251
Delaware VIP Investment Grade	1,482,131	$11.60	$17,192,725	$15,874,942
Delaware VIP Limited Duration Bond	736,565	$9.74	$7,174,144	$6,902,418
Delaware VIP Opportunity	1,009,884	$17.10	$17,269,023	$14,905,069
Delaware VIP Total Return	524,843	$12.56	$6,592,024	$6,383,983
Delaware VIP Equity Income	3,213,454	$16.12	$51,800,885	$48,657,160

14	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2020

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2020 were as follows:

	Purchases	Sales
Goldman Sachs VIT Government Money Market	$2,383,822	$758,393
Delaware VIP Fund for Income	$2,729,001	$2,452,183
Delaware VIP Growth & Income	$88,230,513	$15,263,209
Delaware VIP Special Situations	$13,528,130	$6,136,006
Delaware VIP International	$24,293,620	$4,874,498
Delaware VIP Growth Equity	$3,240,195	$2,088,934
Delaware VIP Investment Grade	$1,427,460	$1,073,110
Delaware VIP Limited Duration Bond	$818,680	$544,017
Delaware VIP Opportunity	$3,591,873	$703,385
Delaware VIP Total Return	$1,491,396	$398,123
Covered Call Strategy	$448,165	$2,249,518
Delaware VIP Equity Income	$11,985,610	$2,408,643

(4)	Changes in Units

(a)	The changes in units outstanding for ISP and ISP Choice for the years ended December 31, 2020 and 2019 were as follows:

	2020			2019
			Net			Net
	Units	Units	increase	Units	Units	increase
	issued	redeemed	(decrease)	issued	redeemed	(decrease)
Goldman Sachs VIT
Government Money Market	127,766	(58,767)	68,999	39,442	(19,359)	20,083
Delaware VIP Fund for Income	3,503	(32,597)	(29,094)	2,896	(36,073)	(33,177)
Delaware VIP Growth & Income	1,608	(100,977)	(99,369)	767	(102,133)	(101,366)
Delaware VIP Special Situations	4,317	(50,610)	(46,293)	1,184	(50,612)	(49,428)
Delaware VIP International	2,278	(68,688)	(66,410)	1,538	(67,524)	(65,986)
Delaware VIP Growth Equity	31,518	(78,601)	(47,083)	44,754	(45,117)	(363)
Delaware VIP Investment Grade	10,885	(24,418)	(13,533)	13,588	(25,703)	(12,115)
Delaware VIP Limited Duration Bond	59,507	(50,445)	9,062	28,136	(44,953)	(16,817)
Delaware VIP Opportunity	49,470	(35,999)	13,471	55,099	(14,167)	40,932
Delaware VIP Total Return	47,172	(28,619)	18,553	39,907	(25,990)	13,917
Covered Call Strategy	12,160	(166,099)	(153,939)	25,147	(7,429)	17,718
Delaware VIP Equity Income	4,895	(49,768)	(44,873)	5,471	(41,289)	(35,818)

15	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2020
(b)	The changes in units outstanding for ISP10 Express for the years ended December 31, 2020 and 2019 were as follows:

	2020			2019
			Net			Net
	Units	Units	increase	Units	Units	increase
	issued	redeemed	(decrease)	issued	redeemed	(decrease)
Goldman Sachs VIT
Government Money Market	28,515	(2,274)	26,241	3,731	(2,231)	1,500
Delaware VIP Fund for Income	15,196	(10,074)	5,122	16,523	(4,382)	12,141
Delaware VIP Growth & Income	46,232	(5,761)	40,471	42,260	(3,145)	39,115
Delaware VIP Special Situations	49,117	(7,272)	41,845	40,361	(1,617)	38,744
Delaware VIP International	20,126	(5,429)	14,697	19,612	(2,753)	16,859
Delaware VIP Growth Equity	9,419	(3,971)	5,448	14,846	(1,827)	13,019
Delaware VIP Investment Grade	8,473	(4,137)	4,336	7,543	(2,349)	5,194
Delaware VIP Limited Duration Bond	4,311	(2,167)	2,144	3,947	(849)	3,098
Delaware VIP Opportunity	41,634	(9,256)	32,378	44,011	(2,875)	41,136
Delaware VIP Total Return	20,447	(3,931)	16,516	18,428	(2,298)	16,130
Covered Call Strategy	6,569	(22,138)	(15,569)	6,847	(1,054)	5,793
Delaware VIP Equity Income	13,644	(3,314)	10,330	10,269	(1,624)	8,645

(5)	Mortality and Expense Risks and Deductions

Mortality and expense risk charges vary by product. In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, NNY deducts an amount equal on an annual basis to 0.50% of the daily net asset value of each sub-account for ISP and ISP Choice. Both ISP Choice 15 and ISP Choice Whole Life will assume a charge reduction from 0.50% to 0.25% after the conclusion of the 15th and 20th year, respectively. For ISP10 Express, NNY deducts an amount equal on an annual basis to 1.50% of the daily net asset value of each sub-account. This deduction is assessed through a reduction of unit values.

Separate Account B is also charged monthly by NNY for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units on the anniversary date of the policy.

There is a 15-year surrender charge period on both ISP Choice 15 and ISP Choice Whole Life. This charge is calculated based upon each $1,000 of face amount surrendered or partially surrendered and may vary with the age and sex of the insured. It is assessed through the redemption of units.

16	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2020
(6)	Financial Highlights

(a)	ISP and ISP Choice:

	Net assets
				Investment
				income ratio	Expense ratio	Total return
	Units[1]	Unit value ($)	($000s)	(%)[2]	(%)[3]	(%)[4]
Goldman Sachs VIT
Government Money Market:
December 31:
2020	184,862	20.139	3,669	0.17	0.50	(0.33)
2019	115,863	20.205	2,315	1.07	0.50	0.85
2018	95,780	20.036	1,874	1.23	0.50	0.74
2017	89,179	19.889	1,759	0.26	0.50	(0.24)
2016	95,838	19.937	1,885	—	0.50	(0.50)

Delaware VIP
Fund for Income:
December 31:
2020	571,987	75.295	42,708	5.82	0.50	7.41
2019	601,081	70.101	41,805	5.35	0.50	12.22
2018	634,258	62.469	39,274	5.24	0.50	(3.07)
2017	661,134	64.445	42,250	5.03	0.50	6.29
2016	681,110	60.630	41,010	5.45	0.50	10.57

Delaware VIP
Growth & Income:
December 31:
2020	1,917,963	159.458	303,652	2.00	0.50	(0.96)
2019	2,017,332	161.001	322,571	1.57	0.50	24.97
2018	2,118,698	128.828	270,797	1.41	0.50	(10.61)
2017	2,210,799	144.127	316,730	1.51	0.50	17.69
2016	2,294,341	122.464	279,195	1.42	0.50	9.33

Delaware VIP
Special Situations:
December 31:
2020	1,056,352	134.771	141,308	1.67	0.50	(2.34)
2019	1,102,645	137.998	151,107	0.70	0.50	19.76
2018	1,152,073	115.231	131,694	0.47	0.50	(17.01)
2017	1,195,278	138.850	164,966	0.90	0.50	17.68
2016	1,236,262	117.993	144,965	0.54	0.50	15.52

Delaware VIP
International:
December 31:
2020	1,342,752	74.681	99,520	—	0.50	6.63
2019	1,409,162	70.040	97,980	0.77	0.50	24.29
2018	1,475,148	56.355	82,490	0.82	0.50	(12.60)
2017	1,511,703	64.475	96,919	1.05	0.50	32.30
2016	1,560,021	48.734	75,526	1.24	0.50	(4.68)

Delaware VIP
Growth Equity:
December 31:
2020	1,350,619	30.366	40,649	0.40	0.50	28.85
2019	1,397,702	23.567	32,643	0.30	0.50	23.73
2018	1,398,065	19.047	26,383	0.33	0.50	(4.27)
2017	1,384,619	19.896	27,358	0.49	0.50	32.14
2016	1,394,735	15.057	20,838	0.62	0.50	3.52

Government:[5]
December 31:
2018	—	—	—	3.68	0.50	(1.66)
2017	231,207	28.211	6,452	1.93	0.50	1.03
2016	233,402	27.924	6,460	2.08	0.50	(0.02)

17	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2020
	Net assets
				Investment
				income ratio	Expense ratio	Total return
	Units[1]	Unit value ($)	($000s)	(%)[2]	(%)[3]	(%)[4]
Delaware VIP
Investment Grade:
December 31:
2020	366,329	45.253	16,427	3.56	0.50	11.35
2019	379,862	40.640	15,314	3.71	0.50	12.06
2018	391,977	36.266	14,051	3.82	0.50	(2.51)
2017	393,214	37.201	14,513	3.83	0.50	4.20
2016	389,644	35.701	13,805	4.03	0.50	4.13

Delaware VIP
Limited Duration Bond:
December 31:
2020	673,970	10.305	6,937	2.79	0.50	3.27
2019	664,908	9.978	6,629	0.63	0.50	3.57
2018	681,725	9.634	6,556	1.15	0.50	(0.71)
2017	40,020	9.703	386	1.55	0.50	0.75
2016	37,182	9.631	355	0.74	0.50	0.14

Delaware VIP
Opportunity:
December 31:
2020	526,636	22.293	11,632	0.66	0.50	10.25
2019	513,165	20.221	10,283	1.18	0.50	29.46
2018	472,233	15.619	7,364	0.50	0.50	(15.80)
2017	400,998	18.551	7,425	0.58	0.50	18.41
2016	331,245	15.667	5,172	0.39	0.50	7.72

Real Estate:[5]
December 31:
2018	—	—	—	1.93	0.50	1.24
2017	55,723	10.809	597	1.36	0.50	0.76
2016	45,647	10.728	485	0.40	0.50	6.04

Delaware VIP
Total Return:
December 31:
2020	329,556	15.361	5,017	2.09	0.50	0.40
2019	311,003	15.299	4,716	1.86	0.50	18.29
2018	297,086	12.933	3,825	1.56	0.50	(8.11)
2017	225,143	14.075	3,160	1.51	0.50	11.19
2016	199,371	12.658	2,512	1.33	0.50	6.09

Balanced Income:[5]
December 31:
2018	—	—	—	4.25	0.50	(4.47)
2017	46,454	11.371	524	0.91	0.50	9.03
2016	29,745	10.429	308	—	0.50	6.18

Covered Call Strategy:[5]
December 31:
2020	—	—	—	3.15	0.50	(2.66)
2019	153,939	12.545	1,917	1.01	0.50	20.76
2018	136,221	10.388	1,404	0.99	0.50	(10.44)
2017	102,906	11.599	1,186	0.33	0.50	10.51
2016	52,209	10.495	544	—	0.50	4.95

Delaware VIP
Equity Income:
December 31:
2020	997,083	50.709	50,174	2.47	0.50	(0.82)
2019	1,041,956	51.130	52,892	2.95	0.50	22.10
2018	1,077,774	41.876	44,711	1.84	0.50	(8.87)
2017	1,112,479	45.953	50,732	1.86	0.50	14.94
2016	1,130,550	39.979	44,863	1.95	0.50	12.71

18	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2020
(b)	ISP10 Express:

	Net assets
				Investment
				income ratio	Expense ratio	Total return
	Units[1]	Unit value ($)	($000s)	(%)[2]	(%)[3]	(%)[4]
Goldman Sachs VIT
Government Money Market:
December 31:
2020	35,911	9.096	327	0.14	1.50	(1.34)
2019	9,670	9.219	89	1.10	1.50	(0.17)
2018	8,170	9.235	75	1.44	1.50	(0.28)
2017	1,815	9.261	17	0.29	1.50	(1.24)
2016	1,056	9.378	10	—	1.50	(1.50)

Delaware VIP
Fund for Income:
December 31:
2020	96,040	13.476	1,294	5.63	1.50	6.32
2019	90,918	12.674	1,152	4.97	1.50	11.09
2018	78,777	11.409	899	4.82	1.50	(4.04)
2017	65,929	11.890	784	4.42	1.50	5.22
2016	47,137	11.300	533	4.64	1.50	9.45

Delaware VIP
Growth & Income:
December 31:
2020	301,126	18.640	5,613	1.91	1.50	(1.96)
2019	260,655	19.012	4,956	1.46	1.50	23.72
2018	221,540	15.368	3,405	1.29	1.50	(11.52)
2017	179,781	17.368	3,122	1.32	1.50	16.50
2016	130,985	14.907	1,953	1.16	1.50	8.23

Delaware VIP
Special Situations:
December 31:
2020	225,012	16.809	3,782	1.60	1.50	(3.33)
2019	183,167	17.387	3,185	0.63	1.50	18.55
2018	144,423	14.666	2,118	0.42	1.50	(17.85)
2017	106,929	17.853	1,909	0.78	1.50	16.49
2016	76,892	15.325	1,178	0.44	1.50	14.36

Delaware VIP
International:
December 31:
2020	134,272	15.357	2,062	—	1.50	5.55
2019	119,575	14.550	1,740	0.72	1.50	23.03
2018	102,716	11.826	1,215	0.74	1.50	(13.48)
2017	78,689	13.668	1,076	0.98	1.50	30.97
2016	61,736	10.436	644	1.01	1.50	(5.64)

Delaware VIP
Growth Equity:
December 31:
2020	75,618	29.114	2,202	0.39	1.50	27.55
2019	70,170	22.825	1,602	0.28	1.50	22.49
2018	57,151	18.635	1,065	0.30	1.50	(5.24)
2017	43,427	19.664	854	0.43	1.50	30.81
2016	31,332	15.033	471	0.50	1.50	2.48

Government:[5]
December 31:
2018	—	—	—	3.70	1.50	(2.61)
2017	9,462	9.465	90	1.70	1.50	0.01
2016	6,922	9.464	66	1.81	1.50	(1.03)

19	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2020
	Net assets
				Investment
				income ratio	Expense ratio	Total return
	Units[1]	Unit value ($)	($000s)	(%)[2]	(%)[3]	(%)[4]
Delaware VIP
Investment Grade:
December 31:
2020	47,004	12.620	593	3.40	1.50	10.23
2019	42,668	11.449	489	3.50	1.50	10.93
2018	37,474	10.321	387	3.53	1.50	(3.50)
2017	30,633	10.695	328	3.41	1.50	3.15
2016	21,770	10.368	226	3.47	1.50	3.08

Delaware VIP
Limited Duration Bond:
December 31:
2020	19,148	9.648	185	2.70	1.50	2.23
2019	17,004	9.437	160	0.58	1.50	2.53
2018	13,906	9.205	128	1.70	1.50	(1.72)
2017	1,715	9.365	16	1.23	1.50	(0.26)
2016	831	9.390	9	0.50	1.50	(0.87)

Delaware VIP
Opportunity:
December 31:
2020	267,993	20.550	5,507	0.65	1.50	9.13
2019	235,615	18.830	4,437	1.15	1.50	28.16
2018	194,479	14.693	2,857	0.48	1.50	(16.65)
2017	145,228	17.628	2,560	0.54	1.50	17.22
2016	97,115	15.039	1,461	0.34	1.50	6.63

Real Estate:[5]
December 31:
2018	—	—	—	1.76	1.50	0.60
2017	6,929	10.521	73	0.92	1.50	(0.25)
2016	2,338	10.548	25	0.27	1.50	4.97

Delaware VIP
Total Return:
December 31:
2020	107,781	14.159	1,526	2.00	1.50	(0.61)
2019	91,265	14.246	1,300	1.76	1.50	17.10
2018	75,135	12.166	914	1.49	1.50	(9.04)
2017	56,704	13.375	758	1.34	1.50	10.07
2016	36,555	12.151	444	1.11	1.50	5.01

Balanced Income:[5]
December 31:
2018	—	—	—	4.13	1.50	(5.38)
2017	855	11.124	10	0.55	1.50	7.93
2016	292	10.307	3	—	1.50	5.11

Covered Call Strategy:[5]
December 31:
2020	—	—	—	2.86	1.50	(3.60)
2019	15,569	12.088	188	0.84	1.50	19.55
2018	9,776	10.111	99	0.70	1.50	(11.34)
2017	3,479	11.405	40	0.20	1.50	9.40
2016	754	10.425	8	—	1.50	4.25

Delaware VIP
Equity Income:
December 31:
2020	65,794	18.117	1,192	2.35	1.50	(1.83)
2019	55,464	18.454	1,024	2.74	1.50	20.87
2018	46,819	15.267	715	1.67	1.50	(9.79)
2017	36,886	16.924	624	1.62	1.50	13.79
2016	26,063	14.874	388	1.60	1.50	11.57

20	(Continued)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2020
1.	These units include units held for certain direct charges to contract owner accounts through the redemption of units.

2.	These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

3.	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the periods indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

4.	These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

5.	The Covered Call Strategy sub-account was launched on May 2, 2016. The total return for the Covered Call Strategy sub-account was calculated for the period May 2, 2016 to December 31, 2016. The Real Estate sub-account was closed on August 17, 2018. The total return for the Real Estate sub-account was calculated for the period January 1, 2018 to August 17, 2018. The Government and Balanced Income sub-accounts were closed on December 14, 2018. The total return for the Government and Balanced Income sub-accounts were calculated for the period January 1, 2018 to December 14, 2018. The Covered Call Strategy sub-account was closed on December 11, 2020. The total return for the Covered Call Strategy sub-account was calculated for the period January 1, 2020 to December 11, 2020.

21

PART C
OTHER INFORMATION
Item 26. Exhibits

(a)
Resolution of the Board of Directors of First Investors Life Insurance Company establishing First Investors Life Level Premium Variable Life Insurance (Separate Account B) (the “Separate Account” or the “Registrant”).[1]

(b)	Not applicable.
(c)	Underwriting and distribution contracts:
(1) Underwriting Agreement between First Investors Life Insurance Company, the Separate Account and First Investors Corporation.[2]
(2) Underwriting Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and 1851 Securities, Inc.[5]
(3) Broker-Dealer and General Agent Sales Agreement between Foresters Financial Services, Inc., Foresters Life Insurance and Annuity Company and Cetera Investment Services LLC.[5]
(d)	Specimen Individual Level Premium Variable Life Policy issued by First Investors Life Insurance Company for participation in the Separate Account.[1]
(e)	Form of application used with contracts provided in response to (d) above.[3]
(f)	Depositor instrument of organization and by-laws:
(1) Certificate of Incorporation of Nassau Life Insurance Company (“NNY” or the “Depositor”).[5]
(2) By-laws of NNY.[5]
(3) Resolutions of the Board of Directors of NNY approving the merger of Foresters Life Insurance and Annuity Company with and into NNY.[5]
(g)	Not applicable.
(h)	(1) Fund Participation Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and Delaware VIP® Trust (including Rule 22c-2 shareholder information agreement).[5]
(2) Fund Participation Agreement between NNY, the Separate Account and Goldman Sachs Variable Insurance Trust (including Rule 22c-2 shareholder information agreement), filed herewith.
(i)	Administrative Services Agreement between NNY (formerly Phoenix Life Insurance Company) and Nassau Companies of New York (formerly The Phoenix Companies, Inc.).[5]
(j)	None.
(k)	Opinion and consent of counsel.[5]
(l)	Not applicable.
(m)	Not applicable.
(n)	Consents of Independent Registered Public Accounting Firm, filed herewith.
(o)	Not applicable.
(p)	Not applicable.
(q)
Memorandum regarding procedures for which Foresters Life Insurance and Annuity Company and the Separate Account claim exemption pursuant to Rule 6e-2(b)(12)(ii) under the Investment Company Act of 1940.[4]

(r)	Powers of attorney for Phillip Gass, Thomas Williams, David Monroe, Leanne Bell, Kevin Gregson, Thomas Buckingham, Diana Piquette and Leland Launer, filed herewith.

1Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 (File Nos. 002-98410, 811-04328) filed by the Registrant on May 19, 1997.
2 Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-6 (File Nos. 002-98410, 811-04328) filed by the Registrant on April 28, 2011.

3 Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form S-6 (File Nos. 002-98410; 811-04328) filed by the Registrant on April 28, 1998.
4 Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-6 (File Nos. 002-98410, 811-04328) filed by the Registrant on April 26, 2018.
5 Incorporated herein by reference to the initial Registration Statement on Form N-6 (File Nos. 333-239739, 811-04328) filed by the Registrant on July 8, 2020.

Item 27. Directors and Officers of the Depositor

The following are the directors and officers of NNY. Unless otherwise noted, each director’s and officer’s principal business address is One American Row, Hartford, CT 06103.

Name	Positions and Offices with Depositor
Phillip Gass	President, Chief Executive Officer and Director
Thomas Buckingham	Vice President, Chief Product and Service Officer and Director
Kostas Cheliotis	Vice President, General Counsel, Secretary and Director
David Czerniecki	Vice President, Chief Investment Officer
William Moorcroft	Chief Compliance Officer, Anti-Money Laundering Officer
Justin Mosbo	Vice President, Chief Actuary
Thomas Williams	Director
Leanne Bell	Director
Kevin Gregson	Director
Leland Launer	Director
Diana Piquette	Vice President, Chief Financial Officer and Treasurer
Jacqueline Bamman	Vice President and Chief People Officer
Justin Banulski	Vice President, Investment Accounting
Dana Battiston	Vice President and Actuary
Jan Buchsbaum	Vice President, Life and Annuity Product Development
Olga Buland	Vice President
Sam S.F. Caligiuri	Vice President and Assistant Secretary
Michael Donovan	Vice President and Actuary
George Esposito	Vice President
David Monroe	Vice President and Chief Accounting Officer
John Murphy	Vice President and Corporate Auditor
Vernon Young	Vice President and Group Chief Risk Officer
Susan Zophy	Vice President, Life and Annuity Operations
Paul Tyler	Chief Marketing Officer
Susan L. Guazzelli	Assistant Treasurer
Barry Stopler	Assistant Treasurer

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of NNY, a stock life insurance company incorporated under the laws of the State of New York. NNY is an indirect subsidiary of Nassau Financial Group L.P. An organization chart of Nassau Financial Group L.P. is set forth below.

Nassau Financial Group L.P. (Cayman) (Individuals) [Contract]
Nassau Financial Group L.P. (Cayman) [Contract]
Nassau Asset Management LLC (Delaware) [100%]
Nassau CorAmerica LLC (Delaware) [100%]
Nassau CorAmerica Loan Company LLC (Delaware) [100%]
Nassau CorAmerica Advisors LLC (Delaware) [100%]
Nassau Corporate Credit LLC (Delaware) [100%]
NCC CLO Manager LLC (Delaware) [100%]
NCC Management LLC (Delaware) [100%]
Nassau Private Credit LLC (Delaware) [100%]
Nassau Private Credit GP LLC (Delaware) [100%]
Nassau Private Credit Onshore Fund LP (Delaware) [Contract]
Nassau Private Credit Master Fund LP (Kentucky) [Contract]
Nassau Private Credit Offshore Fund LP (Kentucky) [Contract]
NPC SGP LLC (Delaware) [100%]
Nassau NCC Blocker (UK) Ltd. (Cayman) [100%]
NCC Management (UK) Ltd. (Great Britain) [100%]
Nassau Corporate Credit (UK) LLP (Great Britain0 [99%]
Nassau Alternative Investments LLC (Delaware) [100%]
NAMCO Services LLC (Delaware) [100%]
NSRE Saybrus Holdings, LLC (Delaware) [100%]
Saybrus Partners, LLC (Delaware) [86.2%]
Dedicated Distribution Partners, LLC (Delaware) [100%]
Saybrus Management Holding Company Inc. (Delaware) [Contract]
Saybrus Holdings, LLC (Delaware) [100%]
Saybrus Equity Services, LLC (Delaware) [100%]
Nassau Insurance Group Holdings GP, LLC (Delaware) [Contract]
Nassau Insurance Group Holdings, L.P. (Delaware) [Contract]
Nassau Re/Imagine LLC
The Nassau Companies (Delaware) [100%]
Nassau Life and Annuity Company (Connecticut) [100%]
Lynbrook Re, Inc. (Vermont) [100%]
Nassau Life Insurance Company of Kansas (Kansas) [100%]
Sunrise Re, Inc. (Vermont) [100%]
The Nassau Companies of New York (Delaware) [100%]
Nassau CLO SPV-I LLC (Delaware) [56%] (2)
Nassau CLO SPV-II LLC (Delaware) [54.34%] (3)
Nassau Employee Co-Invest Fund I LLC (Delaware) [51%] (4)
Nassau Life Insurance Company [100%]
PM Holdings, Inc. (Connecticut) [100%]
Phoenix Founders, Inc. (Connecticut) [100%]
Nassau 2019 CFO LLC (Delaware) [76.73%] (5)
Nassau 2019 CFO Fund LLC (Delaware) [100%]
Foresters Financial Holding Company, Inc.(DE) [100%]
PHL Delaware LLC (Delaware) [100%]
DSM Sands LLC (Delaware) [100%]
PHL Variable Insurance Company (Connecticut) [100%]
Concord Re, Inc. (Connecticut) [100%]
Westgate Delaware LLC (Delaware) [100%]
Magni Re (Cayman) Ltd.
Nassau Reinsurance LLC (Delaware) [100%]
NSRE BD Holdco LLC (Delaware) [100%]
1851 Securities, Inc. (Delaware) [100%]
Nassau Cayman Brac Holding Company (Delaware). [100%]

Item 29. Indemnification

Section 6.1 of the By-laws of NNY provides as follows:

To the full extent permitted by the laws of the State of New York, NNY shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

(1)	is or was a director, officer or employees of the company; or
(2)
serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the company, and at the time of such services, was a director, officer or employee of the company against judgements, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the company seeking indemnification may be entitled.

In addition, the directors and officers of the company are insured against certain liabilities arising out of their conduct in such capacities. The coverage is subject to certain terms and conditions and to the specified coverage limit set forth in the applicable policies.

Under the terms of the underwriting agreement between NNY and 1851 Securities, Inc., NNY will indemnify and hold harmless 1851 Securities, Inc. for any expenses, losses, claims, damages or liabilities (including attorney fees) incurred by reason of any material misrepresentation or omission in a registration statement or prospectus for a variable insurance product for which 1851 Securities, Inc. serves as principal underwriter; provided, however, NNY shall not be required to indemnify for any expenses, losses, claims, damages or liabilities which have resulted from the negligence, misconduct or wrongful act of 1851 Securities, Inc.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a)
1851 Securities, Inc. is the principal underwriter for the policies supported by the Registrant. 1851 Securities, Inc. acts as principal underwriter for the following investment companies (including the Registrant): First Investors Life Variable Annuity Fund C, First Investors Life Variable Annuity Fund D, First Investors Life Level Premium Variable Life Insurance (Separate Account B); First Investors Life Separate Account E, and First Investors Life Variable Annuity Fund A; Nassau Life Separate Account C; Nassau Life Separate Account D; Nassau Life Variable Accumulation Account; Nassau Life Variable Universal Life Account; PHL Variable Accumulation Account; PHL Variable Accumulation Account II; PHLVIC Variable Universal

Life Account; and Nassau Life and Annuity Variable Universal Life Account. These investment companies are separate accounts of NNY or affiliates thereof. 1851 Securities, Inc. does not serve as depositor, sponsor or investment adviser to any investment companies.

(b)	The following are the directors and officers of 1851 Securities, Inc. Unless otherwise noted, each director’s and officer’s business address is One American Row, Hartford, CT 06103.

Name	Positions and Offices with Principal Underwriter
William Moorcroft	President & CEO, Chief Compliance Officer & Anti-Money Laundering Officer and Director
Thomas Buckingham	Chairperson and Director
Susan Guazzelli	Second Vice President, Treasurer and Director
Hayley Maldonado	Secretary and Director
Peter Hosner, Jr.	Chief Financial Officer
(c)
The following commissions and other compensation were received by Foresters Financial Services, Inc., the former principal underwriter for the policies supported by the Registrant, directly or indirectly, and 1851 Securities Inc., the current principal underwriter for the policies supported by the Registrant, from the Registrant during the Registrant’s last fiscal year (all such compensation was paid by NNY):

(1) Name of Principal	(2) Net Underwriting	(3) Compensation on	(4) Brokerage	(5) Other
Underwriter	Discounts and Commissions	Redemption	Commissions	Compensation
Foresters Financial Services, Inc.	$186,155	None	None	None
1851 Securities, Inc.	$709,333	None	None	None

Item 31. Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are maintained by NNY at One American Row, Hartford, Connecticut 06103.

Item 32. Management Services

Not applicable.

Item 33. Fee Representation

NNY represents that the fees and charges deducted under the policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NNY under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on this 30th of April, 2021.

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE (SEPARATE ACCOUNT B)
(Registrant)

By:	/s/ Phillip Gass
Phillip Gass*
President and Chief Executive Officer
Nassau Life Insurance Company

NASSAU LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Phillip Gass
Phillip Gass*
President and Chief Executive Officer
Nassau Life Insurance Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Phillip Gass	President, Chief Executive Officer	April 30, 2021
Phillip Gass*	and Director

/s/ Diana Piquette	Chief Financial Officer,	April 30, 2021
Diana Piquette*	Vice President and Treasurer

/s/ David Monroe	Chief Accounting Officer	April 30, 2021
David Monroe*	and Vice President

/s/ Leanne Bell	Director	April 30, 2021
Leanne Bell*

/s/ Kevin Gregson	Director	April 30, 2021
Kevin Gregson*

/s/ Thomas Williams	Director	April 30, 2021
Thomas Williams*

/s/ Leland Launer	Director	April 30, 2021
Leland Launer*

/s/ Thomas Buckingham	Vice President, Chief Product and	April 30, 2021
Thomas Buckingham*	Service Officer and Director

/s/ Kostas Cheliotis	Vice President, General Counsel,	April 30, 2021
Kostas Cheliotis	Secretary and Director

*By:	/s/ Kostas Cheliotis
Kostas Cheliotis (Attorney-in-Fact pursuant to powers of attorney filed herewith)
Date: April 30, 2021

INDEX OF EXHIBITS

Exhibit Number	Description
(h)(2)	Fund Participation Agreement between NNY, the Separate Account and Goldman Sachs Variable Insurance Trust (including Rule 22c-2 shareholder information agreement)

(n)	Consents of Independent Registered Public Accounting Firm

(r)	Powers of attorney for Phillip Gass, Thomas Williams, David Monroe, Leanne Bell, Kevin Gregson, Thomas Buckingham, Diana Piquette, and Leland Launer